    As filed with the Securities and Exchange Commission on  February 26, 1999
                                                    Registration No. 333-44723
                                                             File No. 811-9044

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            -----------------------

                       POST-EFFECTIVE AMENDMENT NO. 1 TO


                                    FORM S-6

               FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                    OF SECURITIES OF UNIT INVESTMENT TRUSTS
                           REGISTERED ON FORM N-8B-2

                            -----------------------

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
                             (Exact name of trust)

                        NATIONAL LIFE INSURANCE COMPANY
                              (Name of depositor)
                            One National Life Drive
                           Montpelier, Vermont  05604
         (Complete address of depositor's principal executive offices)

                            -----------------------

                               D. Russell Morgan
                                    Counsel
                        National Life Insurance Company
                            One National Life Drive
                           Montpelier, Vermont  05604
                (Name and complete address of agent for service)

                            -----------------------

                                    Copy to:
                             Stephen E. Roth, Esq.
                          Sutherland, Asbill & Brennan
                         1275 Pennsylvania Avenue, N.W.
                          Washington, D.C.  20004-2404


                            -----------------------


          It is proposed that this filing will become effective:
             immediately upon filing pursuant to paragraph (b) of Rule 485
-----------
             on May 1, 1998 pursuant to paragraph (b) of Rule 485
-----------
             60 days after filing pursuant to paragraph (a) of Rule 485
-----------
    X        on May 1, 1999 pursuant to paragraph (a) of Rule 485
-----------





================================================================================

                                     PART I

                       Information Required in Prospectus

                                              SENTINEL ESTATE PROVIDER
                                        SURVIVORSHIP VARIABLE UNIVERSAL LIFE
                                                  INSURANCE
                                                P R O S P E C T U S
                                                 DATED MAY 1, 1999

NATIONAL LIFE INSURANCE COMPANY                Home Office: National Life Drive,
                                               Montpelier, Vermont 05604
NATIONAL VARIABLE LIFE INSURANCE ACCOUNT               Telephone: (800) 537-7003

      This prospectus describes the Sentinel Estate Provider Policy, a survivorship variable universal life insurance policy offered by National Life Insurance Company. This Policy combines insurance and investment features. It provides a death benefit on the death of the last to die of two specified insured people. You can make premium payments at various times and in various amounts. You can also allocate premiums among a number of funds with different investment objectives, and you can increase or decrease the death benefit payable under your policy.

      We deduct certain charges from premium payments. Then these premium payments go to the National Variable Life Insurance Account, a separate account of National Life, or to the fixed account, or a combination of the two. The fixed account pays interest at rates guaranteed to be at least 4%. The separate account has twenty-two subaccounts. Each subaccount buys shares of a specific fund portfolio. The available funds are:

------------------------------------------------------------------------------------------------------------------------------------
                                       VARIABLE INSURANCE PRODUCTS       AMERICAN CENTURY VARIABLE        GOLDMAN SACHS VARIABLE
MARKET STREET FUND, INC.               FUND AND VARIABLE INSURANCE       PORTFOLIOS, INC.                 INSURANCE TRUST
                                       PRODUCTS FUND II
------------------------------------------------------------------------------------------------------------------------------------
AGGRESSIVE GROWTH PORTFOLIO*           GROWTH PORTFOLIO                  VP INCOME & GROWTH               CORE SMALL CAP
                                                                             PORTFOLIO                         EQUITY
BOND PORTFOLIO*                        HIGH INCOME PORTFOLIO             VP VALUE PORTFOLIO               GLOBAL INCOME
GROWTH PORTFOLIO*                                                                                         INTERNATIONAL EQUITY
INTERNATIONAL PORTFOLIO+               INDEX 500 PORTFOLIO                                                MID CAP EQUITY
MANAGED PORTFOLIO*
MONEY MARKET PORTFOLIO*                CONTRAFUND PORTFOLIO
SENTINEL GROWTH PORTFOLIO*

*Managed by Sentinel Advisors Company  Managed by Fidelity Investments   Managed by American Century      Managed by Goldman Sachs
+Managed by Providentmutual                                              Investment Management, Inc.      Asset Management &
Investment Management Company                                                                             Goldman Sachs Asset
                                                                                                          Management International
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                       NEUBERGER & BERMAN ADVISERS       STRONG VARIABLE INSURANCE        STRONG OPPORTUNITY FUND II
J.P. MORGAN SERIES TRUST II            MANAGEMENT TRUST                  FUNDS, INC.
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES            PARTNERS PORTFOLIO                GROWTH FUND II
   PORTFOLIO
SMALL COMPANY PORTFOLIO


Managed by J. P. Morgan Asset          Managed by Neuberger & Berman     Managed by Strong Capital        Managed by Strong Capital
Management, Inc.                       Management, Inc.                  Management, Inc.                 Management, Inc.
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The value of your policy will depend upon the investment results of the funds you select. You bear the entire investment risk for all amounts allocated to the separate account; there is no guaranteed minimum value for any of the funds, and the value of your policy may be more or less than premiums paid.

You must receive, with this prospectus, current prospectuses for all of the fund options. They describe the investment objectives and the risks of the funds.

The value of your policy will also reflect our charges. These include a premium expense charge, cost of insurance charges, the variable account charge, the monthly administrative charge, and certain other charges. During the first five years your policy will remain in force if specified premiums are paid on time, or if the policy has enough value to pay the monthly charges as they become due. After the fifth year, the Policy will remain in force only so long as it has enough value to pay the monthly charges as they become due.

We recommend that you read this prospectus carefully. You should keep it to refer to later.

Investments in these contracts are not deposits or obligations of, and are not guaranteed or endorsed by, adviser of any of the underlying funds identified above, the U.S. government, or any bank or bank affiliate. Investments are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency.

It may not be advantageous to purchase a policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if you already own another last survivor variable universal life insurance policy.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE POLICY OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                TABLE OF CONTENTS

                                                                           PAGE
Summary Description of the Policy.......................................
      The Policy .......................................................
      The Variable Account..............................................
      Availability of Policy............................................
      The Death Benefit.................................................
      Flexibility to Adjust Death Benefit...............................
      Accumulated Value.................................................
      Allocation of Net Premiums........................................
      Transfers.........................................................
      Free-Look Privilege...............................................
      Charges Assessed in Connection with the Policy....................
      Loan Privilege....................................................
      Withdrawal of Cash Surrender Value................................
      Surrender of the Policy...........................................
      Available Automated Fund Management Features......................
      Optional Benefits.................................................
      Tax Treatment.....................................................
      Other Policies....................................................
      Illustrations.....................................................
              Questions.................................................

National Life Insurance Company, The Variable Account, and The Funds....
      National Life Insurance Company...................................
      The Variable Account..............................................
      The Market Street Fund............................................
      American Century Variable Portfolios, Inc.........................
      Variable Insurance Products Fund and Variable Insurance Products
              Fund II...................................................
      Goldman Sachs Variable Insurance Trust............................
      J.P. Morgan Series Trust II.......................................
      Neuberger & Berman Advisers Management Trust......................
      Strong Variable Insurance Funds, Inc..............................
      Strong Opportunity Fund II........................................
      Other Information.................................................
      The Fixed Account.................................................

Detailed Description of Policy Provisions...............................
      Death Benefit.....................................................
      Death Benefit Options.............................................
      How the Death Benefit May Vary....................................
      Ability to Adjust Face Amount.....................................
      How the Duration of the Policy May Vary...........................
      Accumulated Value.................................................
      Payment and Allocation of Premiums................................

Charges and Deductions..................................................
      Premium Expense Charge............................................
      Surrender Charge..................................................
      Monthly Deductions................................................
      Withdrawal Charge.................................................
      Transfer Charge...................................................
      Projection Report Charge..........................................
      Other Charges.....................................................
Policy Rights...........................................................
      Loan Privileges...................................................
      Surrender Privilege...............................................
      Withdrawal of Cash Surrender Value................................
      Free-Look Privilege...............................................
      Telephone Transaction Privilege...................................
      Other Transfer Rights.............................................
      Available Automated Fund Management Features......................
The Fixed Account.......................................................
      Minimum Guaranteed and Current Interest Rates.....................
      Transfers from Fixed Account......................................

Other Policy Provisions.................................................
Optional Benefits.......................................................
Federal Income Tax Considerations.......................................
      Introduction......................................................
      Tax Status of the Policy..........................................
      Tax Treatment of Policy Benefits..................................
      Possible Changes in Taxation......................................
Voting Rights...........................................................
Changes in Applicable Law, Funding and Otherwise........................
Officers and Directors of National Life.................................
Distribution of Policies................................................
Policy Reports..........................................................
State Regulation........................................................
Insurance Marketplace Standards Association
Preparing for Year 2000.................................................
Experts.................................................................
Legal Matters...........................................................
Financial Statements....................................................

Glossary

Appendix A-Illustration of Death Benefits, Accumulated Values and
      Cash Surrender Values.............................................    A-1
Appendix B-Joint Age Calculation........................................    B-1

Financial Statements....................................................    F-1

THE POLICY MAY NOT BE AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT OFFER THE POLICY IN ANY STATE IN WHICH WE MAY NOT LEGALLY OFFER THE POLICY. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

THE PRIMARY PURPOSE OF THIS VARIABLE LIFE INSURANCE POLICY IS TO PROVIDE INSURANCE PROTECTION. WE DO NOT CLAIM THAT THE POLICY IS IN ANY WAY SIMILAR OR COMPARABLE TO AN INVESTMENT IN A MUTUAL FUND.

                        SUMMARY DESCRIPTION OF THE POLICY

      You should read this summary of the policy provisions together with the detailed information appearing later in this Prospectus. Unless otherwise noted, this Prospectus assumes at least one of the insured people is alive. The precise meanings of the few capitalized terms used in this summary can be found in the
Glossary, on pages   to   .

THE POLICY

      National Life Insurance Company issues the Sentinel Estate Provider last survivor variable universal life insurance policy. This life insurance policy allows you to make premium payments in any amount and whenever you like, within limits. As long as the policy remains in force, it will provide for:

      (1) Life insurance coverage which will provide a death benefit on the death of the last to die of two named insured people;

      (2)   A cash surrender value;

      (3)   Surrender and withdrawal rights and policy loan privileges; and

      (4)   A variety of additional insurance benefits.

      This policy is designed to help lessen the economic loss resulting from the deaths of the two insured people. You should consider your need for survivorship insurance coverage and the policy's investment potential on a long-term basis. This policy pays its death benefit on the death of the last to die of two named insured people.

      There is no fixed schedule for premium payments, although you may establish a schedule of planned periodic premiums. You may also, after a year and within limits, increase or decrease the policy's face amount, and you may change the death benefit option. The policy's cash value and death benefit will fluctuate based on the investment results of the chosen fund portfolios, and the crediting of interest to the fixed account, as well as other factors.

      Lapse. The policy will not lapse simply because you do not pay any particular amounts of premiums. However, the payment of premiums in any amount or frequency will not necessarily guarantee that the policy will remain in force. In general, the policy will lapse if it does not have enough value to pay the monthly charges as they become due. During the first five years, the policy will not lapse even if its value is not enough to pay the monthly charges, if at least specified amounts of premiums have been paid (these amounts are defined in the Glossary as the Cumulative Minimum Monthly Premium). See "How the Duration of the Policy May Vary," page .

      Optional Guaranteed Death Benefit Rider. In addition, if you buy the optional Guaranteed Death Benefit Rider, your policy will not lapse even if its value is not enough to pay the monthly charges, if at least another set of specified amounts of premiums have been paid (these amounts are defined in the Glossary as the Cumulative Guarantee Premium). You may choose to have the optional Guaranteed Death Benefit Rider cover the entire lifetimes of the two insured people, or the period prior to the younger insured person's age 81. Of course, the premiums necessary to keep the rider in force will be higher if you elect to have the rider cover the entire lifetimes of the two insured people, rather than until the younger insured person's age 81. See "Optional Benefits," page .

      If you already have life insurance, you should consider whether or not changing or adding to existing coverage would be advantageous. It may not be advisable to purchase another policy as a replacement for an existing policy.

THE VARIABLE ACCOUNT

      The variable account is divided into subaccounts, twenty two of which are available under this policy. Each of these subaccounts buys shares of a corresponding fund Portfolio. See "National Life Insurance Company, the Variable Account and the Funds," page _____.


      We cannot give any assurance that any Portfolio will achieve its investment objectives. You bear the entire investment risk on the value of your policy which you allocate to the variable account.

AVAILABILITY OF POLICY

      We will issue this policy for insured people from ages 0 to 90, as long as the joint age is 15 to 90. To calculate a joint age for two potential insured people, see Appendix B to this Prospectus. The minimum amount of basic coverage for a Policy is $100,000. Before issuing a policy, we will require that the proposed insured people meet certain underwriting standards.

      We will assign insured people to one of these types of rate classes:

      -     Preferred Nonsmoker

      -     Nonsmoker

      -     Preferred Smoker

      -     Smoker

      -     Substandard, and

      -     Uninsurable.

A person may be assigned to an Uninsurable rate class where he or she would not be insurable for single life coverage. (See "Issuance of a Policy," Page ___.)

THE DEATH BENEFIT

      As long as your policy remains in force, we will pay the death benefit to your beneficiary, when we receive due proof of the death of both of the two insured people. The death benefit will reflect any dividends payable, any additional benefits that may be provided by a supplementary benefit rider, any outstanding policy loans and accrued interest, and any unpaid monthly deductions.

      There are two death benefit options available, which we call Option A and Option B. You may choose which option will apply to your policy.

      If you choose death benefit Option A, the death benefit will be based on the greater of:

      (a) the face amount, or

      (b) the Accumulated Value multiplied by a factor specified by federal income tax law.

    If you choose death benefit Option B, the death benefit will be based on the greater of:

      (a) the face amount plus the Accumulated Value, or

      (b) the Accumulated Value multiplied by the same factor that applies to option A. (See "Death Benefit Options," Page ___.)

      There are also two types of coverage available under the Policy - basic coverage and additional coverage. (See "Death Benefit", Page .)

FLEXIBILITY TO ADJUST DEATH BENEFIT

      After a year, you may adjust the death benefit by changing the death benefit option or by increasing or decreasing the face amount of your policy. (See "Change in Death Benefit Option," Page ___, and "Ability to Adjust Face Amount," Page ___.)

      Any change in death benefit option or in the face amount may affect the charges under your policy. If you increase the face amount, your monthly charges will increase. A decrease in face amount may decrease the monthly charges. (See "Cost of Insurance Charge," Page ___.)

      If you request a decrease in face amount which would cause the policy not to qualify as life insurance under federal tax law, we will not allow the decrease.

ACCUMULATED VALUE

      The Accumulated Value is the total amount of value held in the policy at any time. It equals the sum of the amounts held in the variable account and the fixed account. (See "Calculation of Accumulated Value," Page ___.)

      The Accumulated Value in the variable account will reflect:

      -     the investment results of the chosen funds

      -     premiums paid

      -     transfers

      -     withdrawals

      -     loans

      -     loan repayments

      -     loan interest paid or credited, and

      -     our charges on the policy.

      We pay interest on Accumulated Value in the fixed account at rates we declare in advance for specific periods. We guarantee that these rates will be at least 4%. (See "The Fixed Account," Page ___.)

      The Accumulated Value will likely matter in computing both the Death Benefit and the Monthly Deduction.

ALLOCATION OF PREMIUMS

      You will be asked to specify, in the application for your policy, the percentages of premium to go to each subaccount of the variable account or to the fixed account. You may change these percentages whenever you like. You may choose among all twenty-two available subaccounts of the variable account. However, we may limit the number of different subaccounts, other than the money market subaccount, used in your Policy over its entire life to 16.

      We will allocate all premiums received during the free-look period that are to go to the variable account to the Money Market Subaccount. At the end of the free look period, we will move the amount in the Money Market Subaccount (including investment experience) to your chosen subaccounts. For this purpose, we will assume that the free-look period ends 20 days after the date the policy is issued. (See "Allocation of Net Premiums," Page ___.)

TRANSFERS

      You may transfer the amounts in the subaccounts and fixed account. Transfers between the subaccounts or from the variable account into the fixed account will be made on the day we receive the request. We limit transfers out of the fixed account to the greater of $1000 and 25% of the Accumulated Value in the fixed account. We also allow only one transfer out of the fixed account per year. (See "Transfers," Page ___.)

FREE-LOOK PRIVILEGE

      The policy provides for an initial "free-look" period, during which you may cancel the Policy and receive a refund equal to the gross premiums you paid. This free-look period ends 10 days after you receive the policy, or at the end of such longer period provided by state law. To cancel your policy, you must return the policy to us or to our agent within such time with a written request for cancellation. (See "Free-Look Privilege," Page ___.)

CHARGES ASSESSED IN CONNECTION WITH THE POLICY

      Summary of Policy Expenses

        TRANSACTION EXPENSES

           Premium Expense Charge (as a
           percentage of premiums paid)...   3.40%, plus:
                                                   For years 1 to 10: 7%
                                                     up to Target Premium,
                                                     4% for premiums in excess of Target
                                                     Premium
                                                   After year 10: 4%(1)
           Surrender Charge...............   See below
           Withdrawal Charge..............   Lesser of 2% of the
                                             amount withdrawn or $25
           Transfer Charge ...............   NONE(2)


----------------------

(1) We may raise the Premium Expense Charge as a percentage of premiums paid in excess of the Target Premium to 3.40%, plus 5%. We may also raise the Premium Expense Charge after Policy Year 10 up to the maximum permitted during the first 10 Policy Years.

(2) We currently have no transfer charge, but we reserve the right to charge up to $25 for each transfer in excess of twelve transfers in any one year.


      ANNUAL AMOUNTS OF CHARGES

         Variable Account Charge (deducted monthly          Years 1-10:
             (as a percentage of variable account value)    Basic Coverage less than $1 million: annual rate
                                                              of 0.90%(3)
                                                            Basic Coverage of $1 million to $2,999,999: annual
                                                              rate of .80%(3)
                                                            Basic Coverage  $3 million and over: annual
                                                              rate of 0.75%(3)
                                                            After year 10:
                                                            Basic Coverage less than $1 million:  0.35%(4)
                                                            Basic Coverage of $1 million to $2,999,999: 0.30%(4)
                                                            Basic Coverage  $3 million and over:  0.25%(4)

         Cost of Insurance Charge (deducted monthly)        Varies by Issue Age, sexes, Rate Class, duration of the
                                                            Policy-See below

         Administrative Charge (deducted monthly)           Years 1 to 10: $15 plus $0.08(5) per $1000 of
                                                            Basic Coverage per month(6)
                                                            After  year 10: $7.50 per month(7)

         Rider Charges                                      See "Optional Benefits" on page       for charges
                                                            applicable to optional Riders elected for a Policy

(3) The charge shown is the annual equivalent of the monthly charge. The Variable Account Charge applies to Accumulated Value held in the Variable Account. It does not apply to amounts held in the Fixed Account.

(4) This reduction is not guaranteed, except as required by the state of issue.

(5) This rate is lower for Joint Ages 38 and below.

(6) This charge is increased by $.005 per $1000 of Basic Coverage per month for each Insured who is a smoker.

(7) We may increase the Monthly Administrative Charge for years after year 10 up to an amount not to exceed $15 plus $0.08 per $1000 of Basic Coverage, plus $0.005 per $1000 of Basic Coverage per month for each smoker. In addition, the $0.08 per $1000 of Basic Coverage portion of the Monthly Administrative Charge will apply to increases in Basic Coverage for 10 years after an increase in Basic Coverage.

        ANNUAL EXPENSES OF UNDERLYING FUNDS(8) (for the year ended December 31,
1998):

                                               Management            Other                   Total
                                               Fee, after expense    Expenses,               Expenses,
                                               reimbursement         after expense           after expense
                                                                     reimbursement           reimbursement
Market Street Fund, Inc.:
     Money Market Portfolio                          .  %                 .  %                       .  %
     Bond Portfolio                                  .  %                 .  %                       .  %
     Managed Portfolio                               .  %                 .  %                       .  %
     Aggressive Growth Portfolio                     .  %                 .  %                       .  %
     International Portfolio                         .  %                 .  %                       .  %
     Growth Portfolio                                .  %                 .  %                       .  %
     Sentinel Growth Portfolio                       .  %                 .  %                       .  %

American Century Variable Portfolios, Inc.
     VP Value Portfolio                              .  %                0                           .  %
     VP Income & Growth Portfolio                    .  %                0                           .  %

Fidelity: Variable Insurance Products Fund I:
       Growth Portfolio                              .  %                 .  %                       .  %
     High Income Portfolio                           .  %                 .  %                       .  %

Fidelity:  Variable Insurance Products Fund II:
     Index 500 Portfolio                             .  %                 .  %                       .  %
     Contrafund Portfolio                            .  %                 .  %                       .  %

Goldman Sachs Variable Insurance Trust
     International Equity Fund                       .  %                 .  %                       .  %
     Global Income Fund                              .  %                 .  %                       .  %
     CORE Small Cap Equity Fund                      .  %                 .  %                       .  %
     Mid Cap Equity Fund                             .  %                 .  %                       .  %

J.P. Morgan Series Trust II
     International Opportunities Portfolio           .  %                 .  %                       .  %
     Small Company Portfolio                         .  %                 .  %                       .  %

Neuberger & Berman Advisers Management Trust
     Partners Portfolio                              .  %                0                           .  %

Strong Variable Insurance Funds, Inc.
Growth Fund II                                       .  %                 .  %                       .  %

Strong Opportunity Fund II                           .  %                 .  %                       .  %

(8) The Fund expenses shown above are assessed at the underlying Fund level and are not direct charges against the subaccounts. These underlying Fund expenses are taken into consideration in computing each underlying Fund's net asset value, which is the share price used to calculate the unit values of the subaccounts. The management fees and other expenses are more fully described in the prospectuses for each individual underlying Fund. The information relating to the underlying Fund expenses was provided by the underlying Fund and was not independently verified by National Life. In the absence of any voluntary fee waivers or expense reimbursements, the Management Fees, Other Expenses, and Total Expenses of the Funds listed below would have been as follows:

--------------------------------------------------------------------------------------------------------------
                                                     MANAGEMENT              OTHER               TOTAL MUTUAL
                                                     FEES                    EXPENSES            FUND EXPENSES
--------------------------------------------------------------------------------------------------------------
   Fidelity VIP Fund II-Index 500 Portfolio          %                       %                   %
   Market Street Sentinel Growth Portfolio           %                       %                   %
   Strong Growth Fund II                             %                       %                   %
   J. P. Morgan International Opportunities          %                       %                   %
   J. P. Morgan Small Company                        %                       %                   %
   Goldman Sachs International Equity
   Goldman Sachs Global Income
   Goldman Sachs CORE Small Cap Equity
   Goldman Sachs Mid Cap Equity
--------------------------------------------------------------------------------------------------------------


      We expect these reimbursement arrangements to continue, but there are no legal obligations to continue these arrangements for any particular period of time; if they are terminated, the affected Portfolios' expenses may increase.

      Premium Expense Charge. We deduct a Premium Expense Charge from each premium payment. One portion of this charge, equal to 3.40% of each premium, covers the cost of state and local premium taxes, and the federal DAC Tax. We may change this portion of the charge if the applicable law changes. (See "Premium Expense Charge," Page ___.)

      The remainder of the Premium Tax Charge compensates us for expenses we incur in selling the policies, including commissions to selling agents. During the first 10 Years, we will deduct 7.0% of each premium paid up to the Target Premium, and 4.0% of premiums paid in excess of the Target Premium. We may increase the charge for premiums in excess of the Target Premium from 4.0% to 5.0% of such premiums. We currently intend to reduce this deduction from premiums paid after first 10 years to 4.0% of all premiums; however, we will have the right to deduct amounts up to the maximum permitted during the first ten years. The Target Premium varies from policy to policy - it will be stated in your policy and it is discussed in Appendix B to this prospectus.

      Surrender Charge. We impose a Surrender Charge if a policy is surrendered or lapses at any time before the end of the tenth year, or the ten years after an increase in Basic Coverage. The initial Surrender Charge varies by Joint Age and is shown in Appendix B to this prospectus. The Surrender Charge is level for up to five years, and then declines by equal amounts each month until it is zero at the beginning of year 11. For increases in Basic Coverage, the Surrender Charge will be determined in the same way. The Surrender Charge will not decrease in the event of a decrease in Basic Coverage. (See "Surrender Charge," Page .)

      Withdrawal Charge. If you make a withdrawal from your policy, we assess a withdrawal charge equal to the lesser of 2% of the amount withdrawn or $25. (See "Withdrawal Charge," Page .)

      Monthly Deductions. On the date of issue and each month thereafter, we will deduct from a policy's Accumulated Value an amount equal to the sum of the monthly Cost of Insurance Charge, Variable Account Charge, Monthly Administrative Charge, and a charge for any additional benefits added by rider.

            Cost of Insurance Charge. The monthly Cost of Insurance Charge will be determined by multiplying the Net Amount at Risk (that is, the amount by which the gross death benefit exceeds Accumulated Value) by the cost of insurance rate(s) that apply to the two insured people. These rates depend upon:

      -     the ages of the insured persons

      -     the sexes of the insured persons

      -     the rate classes of the insured persons

      -     the time the coverage has been in force

      -     whether the coverage is Basic Coverage or Additional Coverage, and

      -     on our expectations as to future mortality and expense experience.

      However, these cost of insurance rates will not exceed the guaranteed maximum cost of insurance rates set forth in your policy based on the insured people's ages, sexes, substandard or uninsurable status, the time the coverage has been in force, whether the coverage is Basic Coverage or Additional Coverage, and the "1980 Commissioners Standard Ordinary Mortality Table." (See "Cost of Insurance Charge," Page ___.).

            Variable Account Charge. The Variable Account Charge is a percentage of the Accumulated Value in the Variable Account, and is not assessed on Accumulated Value in the Fixed Account. The schedule of percentages that apply to policies of various sizes and at different times are shown in the chart provided above. As noted in the footnotes to the chart, we may raise applicable Variable Account Charge percentages to annual amounts up to 0.90%. (See "Variable Account Charge," page ).

            Monthly Administrative Charge. The Monthly Administrative Charge during the first 10 years is $15.00 plus $0.08 per $1000 of Basic Coverage. This charge is increased by $0.005 per $1000 of Basic Coverage for each insured person who is a smoker, and is reduced if the Joint Age of the insured people is 38 or less. After 10 years, we currently intend to assess a reduced Monthly Administrative Charge of $7.50, with no additional amount per $1000 of Basic Coverage, but we may increase the Monthly Administrative Charge after the tenth year to an amount not to exceed $15 plus $0.08 per $1000 of Basic Coverage, plus $0.005 for each smoker. The $0.08 per $1000 of Basic Coverage portion of the Monthly Administrative Charge will also apply to the increase in Basic Coverage for 10 years after an increase in Basic Coverage. (See "Monthly Administrative Charge," Page ___.)

      Transfer Charge. You may transfer value among the subaccounts on any business day, without charge. We have no current intent to impose a transfer charge in the foreseeable future; however, we may impose in the future a charge of $25 for each transfer in excess of twelve transfers in any one year. (See "Transfer Charge," Page ___.)

      Projection Report Charge. If you request a projection report, we may impose a charge. (See "Projection Report Charge," Page __.)

      Other Charges. Shares of the Portfolios are purchased by the subaccounts at net asset value, which reflects management fees and expenses deducted from the assets of the Portfolios. These management fees and expenses are shown above under "Annual Charges of Underlying Funds".

LOAN PRIVILEGE

      After a year, you may borrow against your policy. The maximum amount of all loans is the Cash Surrender Value less three times the next monthly deduction. Policy loans may be taken, or repayments made, on any business day.

      Policy loans will bear interest at a fixed rate of 6% per year. Interest is added to the loan balance at the end of each policy year. You may repay policy loans at any time and in any amount. When the death benefit becomes payable or the policy is surrendered, we will deduct policy loans and accrued interest from the proceeds otherwise payable.

      When you take a policy loan, we will hold Accumulated Value in the fixed account as collateral for the policy loan. We credit interest on amounts held in the fixed account as collateral for policy loans at rates we declare prior to each calendar year. This rate will be at least 4%.

      We currently intend to make preferred loans available starting after a policy is 10 years old. We plan to charge an interest rate of 4.25% per annum on preferred loans, and credit interest on collateral for preferred loans at 4.0% per annum. We are not obligated to make preferred loans available at any time. (See "Loan Privileges," Page ___.)

      Loans may cause a policy to lapse, depending on investment performance and the amount of the loan. If a policy is not a Modified Endowment Contract, lapse with policy loans outstanding may result in adverse tax consequences. (See "Tax Treatment of Policy Benefits," Page ___.)

WITHDRAWAL OF CASH SURRENDER VALUE

      After a year, you may request a withdrawal of Cash Surrender Value. Withdrawals must be at least $500, and cannot be more than the Cash Surrender Value minus three times the next monthly deduction. We will take the withdrawal amount from the subaccounts based on your instructions. If you do not provide instructions, we will take the withdrawal from the subaccount in proportion to the values in the subaccounts. If the values in the subaccounts will not allow us to carry out your instructions, we will not process the withdrawal until you provide further instructions. You may not allocate withdrawals to the fixed account until all the value in the variable account has been exhausted. (See "Withdrawal of Cash Surrender Value," Page ___.)

SURRENDER OF THE POLICY

      You may surrender the Policy at any time and receive the Cash Surrender Value, if any. The Cash Surrender Value will equal the Accumulated Value less any policy loan with accrued interest and any Surrender Charge. (See "Surrender Privilege," Page ___.)

AVAILABLE AUTOMATED FUND MANAGEMENT FEATURES

    We currently offer, at no charge to you, two automated fund management programs, Dollar Cost Averaging and Portfolio Rebalancing. For a description of these features, see "Available Automated Fund Management Features," Page ___.

OPTIONAL BENEFITS

      Several optional benefits are available in connection with the policies. They are:

      -     the Guaranteed Death Benefit Rider

      -     the Additional Protection Benefit Rider

      -     the Policy Split Option

      -     the Estate Preservation Rider

      -     the Term Rider

      -     the Continuing Coverage Rider

      -     the Enhanced Death Benefit Rider, and

      -     the Automatic Increase Rider.

See "Optional Benefits", on page .

TAX TREATMENT

      Life insurance contracts receive tax-favored treatment under current federal income tax law. Assuming that your Policy qualifies as a life insurance contract for federal income tax purposes, you should not be taxed on any increase in Cash Surrender Value while your policy remains in force. Also, your Beneficiary generally should not be taxed on death benefit proceeds. (See "Tax Status of the Policy," Page ___.)

      A policy may be treated as a "Modified Endowment Contract" in some situations. If your policy is a Modified Endowment Contract, then certain pre-death distributions, including policy loans, will be treated first as a distribution of taxable income and then as a return of basis or investment in the contract. In addition, prior to age 59-1/2 any such distributions generally will be subject to a 10% penalty tax. (For further discussion on the circumstances under which a Policy will be treated as a Modified Endowment Contract, See "Tax Treatment of Policy Benefits," Page ___.)

      If your policy is not a Modified Endowment Contract, distributions generally will be treated first as a return of basis or investment in the contract, and then as disbursing taxable income. Loans will not be treated as distributions. Neither distributions nor loans from a policy that is not a Modified Endowment Contract are subject to the 10% penalty tax. (See "Distributions from Policies Not Classified as Modified Endowment Contracts," Page ___.)

      Generally, the proceeds of a policy are includible in the gross estate of an insured person if that person possesses any "incidents of ownership" over the policy at death. "Incidents of ownership" generally includes the right to receive economic benefits of the policy as defined in Section 2042 of the Code and applicable Treasury regulations. If an insured person never held incidents of ownership over the policy, or irrevocably transferred all interests in the policy to a third party, such as an irrevocable life insurance trust) more than three years before death, the proceeds should be excluded from his or her gross estate.

OTHER POLICIES

      We offer other variable life insurance policies which also invest in the same portfolios of the funds. These policies may have different charges that could affect the value of the subaccounts and may offer different benefits more suitable to your needs. To obtain more information about these policies, you may write or call us at National Life Drive, Montpelier, Vermont 05604, (800) 537-7003.

ILLUSTRATIONS

      Illustrations of how investment performance of the subaccounts may cause the death benefit, the Accumulated Value and the Cash Surrender Value to vary are included in Appendix A commencing on Page A-1.

      These illustrations of hypothetical values may help you to understand the long-term effects of different levels of investment performance, of charges and deductions, of electing one or the other death benefit option, and generally comparing and contrasting this Policy to other life insurance policies. Nonetheless, the illustrations are based on hypothetical investment rates of return. THEY ARE NOT GUARANTEED. Illustrations are not a representation of past or future performance. Actual rates of return may be more or less than those reflected in the illustrations and, therefore, actual values will differ from those illustrated.

QUESTIONS

      If you have questions, you may write or call us at National Life Drive, Montpelier, Vermont 05604, (800) 537-7003.

NATIONAL LIFE INSURANCE COMPANY, THE VARIABLE ACCOUNT, AND THE FUNDS


NATIONAL LIFE INSURANCE COMPANY

      National Life Insurance Company ("National Life", or "we") is authorized to transact life insurance and annuity business in Vermont and in 50 other jurisdictions. National Life was originally chartered as a mutual life insurance company in 1848 under Vermont law. It is now a stock life insurance company. All of its outstanding stock is indirectly owned by National Life Holding Company, a mutual insurance holding company established under Vermont law on January 1, 1999. All policyholders of National Life, including all the Owners of the Contracts, are voting members of National Life Holding Company. National Life assumes all insurance risks under the Policy and its assets support the Policy's benefits. On December 31, 1998, National Life's consolidated assets were over $ billion. (See "Financial Statements," Page F-1.)

THE VARIABLE ACCOUNT

      We established the Variable Account on February 1, 1985 under Vermont law. It is a separate investment account to which we allocate assets to support the benefits payable under the Policies, other variable life insurance policies we currently issue, and other variable life insurance policies we may issue in the future. You may choose among all the Subaccounts of the Variable Account available under the Policies; however, we may limit the number of different Subaccounts, other than the Money Market Subaccount, used in any Policy over its entire life to 16.

      The Variable Account's assets are the property of National Life. The portion of the Variable Account's assets equal to the reserves and other liabilities under the Policies (and other policies) supported by the Variable Account will not be exposed to liabilities arising out of any other business that we may conduct. The portion of the Variable Account's assets equal to the reserves and other liabilities under the Policies may, however, be exposed to liabilities arising from other subaccounts of the Variable Account that fund other variable life insurance policies. The Variable Account may also include amounts derived from expenses we have charged to the Policies (and the other policies) which we currently hold in the Variable Account. The Variable Account also may in the future include amounts held to support other variable life insurance policies we may issue. From time to time we may move these additional amounts to the Fixed Account.

      The Variable Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust type of investment company. This registration does not involve any supervision of the management or investment practices or policies of the Variable Account by the SEC. The Variable Account meets the definition of a "separate account" under federal securities laws.

THE MARKET STREET FUND

      The Growth, Sentinel Growth, Aggressive Growth, Bond, Managed, International, and Money Market Subaccounts of the Variable Account invest in shares of The Market Street Fund, Inc., a "series" type of mutual fund which is registered with the SEC under the 1940 Act as a diversified open-end management investment company. Each series of Market Street Fund shares represents an interest in a separate portfolio within the Fund. They are purchased and redeemed by the corresponding Subaccounts of the Variable Account. The Market Street Fund sells and redeems its shares at net asset value without a sales charge.

      The investment objectives of the Market Street Fund's Portfolios you may choose for your Policy are set forth below. The investment experience of each of the Subaccounts of the Variable Account depends on the investment performance of the corresponding Portfolio. There is no assurance that any Portfolio will achieve its stated objective.

      The Growth Portfolio. The Growth Portfolio seeks intermediate and long-term growth of capital. A reasonable level of income is an important secondary objective. This Portfolio pursues its objectives by investing primarily in common stocks of companies believed to offer above-average growth potential over both the intermediate and the long term.

      The Sentinel Growth Portfolio. The Sentinel Growth Portfolio seeks long-term growth of capital through equity participation in companies having growth potential believed by its investment adviser to be more favorable than the U.S. economy as a whole, with a focus on relatively well-established companies.

      The Aggressive Growth Portfolio. The Aggressive Growth Portfolio seeks to achieve a high level of long-term capital appreciation by investing in securities of a diverse group of smaller emerging companies.

      The Bond Portfolio. The Bond Portfolio seeks to generate a high level of current income consistent with prudent investment risk by investing in a diversified portfolio of marketable debt securities.

      The Managed Portfolio. The Managed Portfolio seeks to realize as high a level of long-term total rate of return as is consistent with prudent investment risk by investing in stocks, bonds, money market instruments or a combination thereof.

      The International Portfolio. The International Portfolio seeks long-term growth of capital principally through investments in a diversified portfolio of marketable equity securities of established non-United States companies.

      The Money Market Portfolio. The Money Market Portfolio seeks to provide maximum current income consistent with capital preservation and liquidity by investing in high-quality money market instruments.

      Sentinel Advisors Company ("SAC") manages the Growth, Sentinel Growth, Aggressive Growth, Bond, Managed and Money Market Portfolios. SAC is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940. SAC is a partnership whose partners are affiliates of National Life, Provident Mutual Life Insurance Company ("Provident Mutual"), and The Penn Mutual Life Insurance Company. National Life's affiliate is currently the managing partner of SAC and is entitled to the majority share of SAC's profit or loss. The International Portfolio is advised by Providentmutual Investment Management Company ("PIMC"), which is also registered with the SEC as an investment adviser under the Investment Advisers Act of 1940. PIMC has employed The Boston Company Asset Management, Inc. to provide investment advisory services to the International Portfolio.

      A full description of the Market Street Fund, its investment objectives and policies, its risks, expenses, and other aspects of its operation is contained in the attached Prospectus for the Market Street Fund, which you should read together with this Prospectus.

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

      The Variable Account has one Subaccount which invests exclusively in shares of the VP Value fund, and one Subaccount which invests exclusively in shares of VP Income & Growth fund. Each is a series of American Century Variable Portfolios, Inc. American Century Variable Portfolios, Inc. is a "series" type mutual fund registered with the SEC as a diversified open-end management investment company issuing a number of series or classes of shares. Shares of these Funds are purchased and redeemed by the Variable Account at net asset value without a sales charge.

      The investment objectives of the Funds of American Century Variable Portfolios, Inc. in which the Subaccounts invest are set forth below. The investment experience of each Subaccount depends upon the investment performance of the underlying Fund. There is no assurance that either Fund will achieve its stated objective.

      VP Value. To seek long-term capital growth. Income is a secondary objective. The fund will seek to achieve its investment objective by investing in securities that management believes to be undervalued at the time of purchase.

      VP Income & Growth. To seek dividend growth, current income and capital appreciation. The fund will seek to achieve its investment objective by investing in common stocks.

The VP Value fund and the VP Income & Growth fund of the American Century Variable Portfolios, Inc. are managed by American Century Investment Management, Inc. A full description of these Funds, their investment objectives and policies, and the risks, expenses and other aspects of their operation is contained in the attached Prospectuses for VP Value and VP Income & Growth.

VARIABLE INSURANCE PRODUCTS FUND AND VARIABLE INSURANCE PRODUCTS FUND II

      The Variable Account has two Subaccounts which invest exclusively in shares of Portfolios of the Variable Insurance Products Fund (the "VIP Fund") and two Subaccounts which invest exclusively in shares of Portfolios of the Variable Insurance Products Fund II ("VIP Fund II"). Like the Market Street Fund, the VIP Fund and the VIP II Fund are "series" type mutual funds registered with the SEC as diversified open-end management investment companies issuing a number of series. Shares of these Portfolios are purchased and redeemed by the Variable Account at net asset value without a sales charge.

      The investment objectives of the Portfolios of the VIP Fund and the VIP Fund II in which the Subaccounts invest are set forth below. The investment experience of each Subaccount depends upon the investment performance of the corresponding Portfolio. There is no assurance that any Portfolio will achieve its stated objective.

      Growth Portfolio. This Portfolio seeks to achieve capital appreciation. The Growth Portfolio normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation may also be found in other types of securities, including bonds and preferred stocks.

      High Income Portfolio. This Portfolio seeks to obtain a high level of current income by investing primarily in high-yielding, lower-rated, fixed-income securities, while also considering growth of capital. The risks of investing in these high-yielding, high-risk securities is described in the attached Prospectus for the VIP Fund, which should be read carefully before investing.

      Index 500 Portfolio. This portfolio seeks to match the total return of the Standard & Poors' Composite Index of 500 Stocks ("S&P 500") while keeping expenses low. Fidelity Management & Research Company, the VIP Fund II Fund Manager, normally invests at least 80% of the fund's assets in equity securities of companies that compose the S&P 500.

      Contrafund Portfolio. This Portfolio seeks capital appreciation by investing primarily in companies that the Fund manager believes to be undervalued due to an overly pessimistic appraisal by the public. This strategy can lead to investments in domestic or foreign companies, small and large, many of which may not be well known. The Fund primarily invests in common stock and securities convertible into common stock, but it has the flexibility to invest in any type of security that may produce capital appreciation.

      The Growth and High Income Portfolios of the VIP Fund and the Index 500 and Contrafund Portfolios of the VIP Fund II are managed by Fidelity Management & Research Company. A full description of the VIP Fund and VIP Fund II, the investment objectives and policies of the Portfolios, the risks, expenses and other aspects of their operation is contained in the attached Prospectuses for the VIP Fund and VIP Fund II.

GOLDMAN SACHS VARIABLE INSURANCE TRUST

      The Variable Account has four Subaccounts which invest exclusively in shares of the following four Funds of Goldman Sachs Variable Insurance Trust:

-the International Equity Fund

-the Global Income Fund

-the CORE Small Cap Equity Fund, and

-the Mid Cap Equity Fund.

            Goldman Sachs Variable Insurance Trust is a "series" type mutual fund registered with the SEC as an open-end management investment company issuing a number of series or classes of shares. Shares of these Funds are purchased and redeemed by the Variable Account at net asset value without a sales charge.

      The investment objectives of the Funds of Goldman Sachs Variable Insurance Trust in which the Subaccounts invest are set forth below. The investment experience of each Subaccount depends upon the investment performance of the underlying Fund. There is no assurance that any Fund will achieve its stated objective.

      Goldman Sachs International Equity Fund. Seeks long-term capital appreciation through investments in equity securities of companies that are organized outside the U.S.

or whose securities are principally traded outside the U.S.

      Goldman Sachs Global Income Fund. Seeks a high total return, emphasizing current income and, to a lesser extent, providing opportunities for capital appreciation. The Fund invests primarily in a portfolio of high quality fixed-income securities of U.S. and foreign issuers and foreign currencies.

      Goldman Sachs CORE Small Cap Equity Fund. Seeks long-term growth of capital through a broadly diversified portfolio of equity securities of U.S. issuers which are included in the Russell 2000 Index at the time of investment.

      Goldman Sachs Mid Cap Equity Fund. Seeks long-term capital appreciation primarily through investments in equity securities of companies with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell Midcap Index at the time of investment (currently between $400 million and $16 billion).

The International Equity and Global Income Funds are managed by Goldman Sachs Asset Management International and the CORE Small Cap Equity and Mid Cap Equity Funds are managed by Goldman Sachs Asset Management. A full description of the International Equity Fund, the Global Income Fund, the CORE Small Cap Equity Fund and the Mid Cap Equity Fund series of Goldman Sachs Variable Insurance Trust, their investment objectives and policies, and the risks, expenses and other aspects of their operation is contained in the attached Prospectus for the Goldman Sachs Variable Insurance Trust.

J.P. MORGAN SERIES TRUST II

      The Variable Account has one Subaccount which invests exclusively in shares of the J.P. Morgan International Opportunities Portfolio, and one Subaccount which invests exclusively in shares of J.P. Morgan Small Company Portfolio. Each of these Portfolios is a series of J.P. Morgan Series Trust II. J.P. Morgan Series Fund II is a "series" type mutual fund registered with the SEC as a diversified open-end management investment company issuing a number of series or classes of shares. Shares of these Funds are purchased and redeemed by the Variable Account at net asset value without a sales charge.

      The investment objectives of the J.P. Morgan Series Trust II Portfolios in which the Subaccounts invest are set forth below. The investment experience of each Subaccount depends upon the investment performance of the underlying Fund. There is no assurance that either Fund will achieve its stated objective.

      J.P. Morgan International Opportunities Portfolio. Seeks to provide a high total return from a portfolio comprised of equity securities of foreign corporations. The Portfolio is designed for investors with a long-term investment horizon who want to diversify their investments by adding international equities and take advantage of investment opportunities outside the U.S. As an international investment, the Portfolio is subject to foreign market, political, and currency risks.

      J.P. Morgan Small Company Portfolio. Seeks to provide a high total return from a portfolio comprised of equity securities of small companies. The Portfolio invests at least 65% of the value of its total assets in the common stock of small U.S. companies primarily with market capitalizations of less than $1 billion. The Portfolio is designed for investors who are willing to assume the somewhat higher risk of investing in small companies in order to seek a higher return over time than might be expected from a portfolio of large companies.

The J.P. Morgan International Opportunities Portfolio and the J.P. Morgan Small Company Portfolio of the J.P. Morgan Series Trust II are managed by J.P. Morgan Investment Management Inc. A full description of these Funds, their investment objectives and policies, and the risks, expenses and other aspects of their operation is contained in the attached Prospectuses for the J.P. Morgan International Opportunities Portfolio and the J.P. Morgan Small Company Portfolio.

NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST

      The Variable Account has one Subaccount which invests exclusively in shares of the Partners Portfolio, a series of Neuberger & Berman Advisers Management Trust. Neuberger & Berman Advisers Management Trust is a "series" type mutual fund registered with the SEC as a diversified open-end management investment company issuing a number of series or classes of shares. Shares of this Portfolio are purchased and redeemed by the Variable Account at net asset value without a sales charge.

      The investment objectives of the Partners Portfolio are set forth below. The investment experience of each Subaccount depends upon the investment performance of the underlying Fund. There is no assurance that the Fund will achieve its stated objective.

      Partners Portfolio. To seek capital growth. This Portfolio will seek to achieve its objective by investing primarily in the common stock of established companies. Its investment program seeks securities believed to be undervalued based on fundamentals such as low price-to-earnings ratios, consistent cash flows, and support from asset values. The objective of the Partners Portfolio is not fundamental and can be changed by the Trustees of the Neuberger & Berman Advisers Management Trust without shareholder approval. Shareholders will, however, receive at least 30 days prior notice thereof.

The Partners Portfolio of Neuberger & Berman Advisers Management Trust is managed by Neuberger & Berman Management Incorporated. A full description of this Fund, its investment objectives and policies, and the risks, expenses and other aspects of its operation is contained in the attached Prospectus for the Partners Portfolio of Neuberger & Berman Advisers Management Trust.

STRONG VARIABLE INSURANCE FUNDS, INC. AND STRONG OPPORTUNITY FUND II, INC.

      The Variable Account has one Subaccount which invests exclusively in shares of the Growth Fund II, a series of Strong Variable Insurance Funds, Inc., and one Subaccount which invests exclusively in shares of Strong Opportunity Fund II, Inc. Strong Variable Insurance Funds, Inc. is a "series" type mutual fund registered with the SEC as a diversified open-end management investment company issuing a number of series or classes of shares, and Strong Opportunity Fund II is a single series mutual fund also registered with the SEC as a diversified open-end management investment company. Shares of these Funds are purchased and redeemed by the Variable Account at net asset value without a sales charge.

      The investment objectives of the Strong Funds in which the Subaccounts invest are set forth below. The investment experience of each Subaccount depends upon the investment performance of the underlying Fund. There is no assurance that either Fund will achieve its stated objective.

      Growth Fund II. This Fund seeks capital growth. It invests primarily in equity securities that the advisor believes have above-average growth prospects.

      Strong Opportunity Fund II, Inc. This Fund seeks capital appreciation through investments in a diversified portfolio of equity securities.

      The Growth Fund II series of Strong Variable Insurance Funds, Inc., and Strong Opportunity Fund, Inc. are managed by Strong Capital Management, Inc. A full description of the Growth Fund II series of Strong Variable Insurance Funds, Inc., and Strong Opportunity Fund, Inc. their investment objectives and policies, and the risks, expenses and other aspects of their operation is contained in the attached Prospectuses for the Growth Fund II and Strong Opportunity Fund II, Inc.

OTHER INFORMATION

      Contractual Arrangements. We have entered into or may enter into agreements with Funds pursuant to which the advisor or distributor pays us a fee based upon an annual percentage of the average net asset amount we invest on behalf of the Variable Account and our other separate accounts. These percentages may differ, and we may be paid a greater percentage by some investment advisors or distributors than other advisors or distributors. These agreements reflect administrative services provided by National Life.

      Investment Results. The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of mutual fund portfolios other than the Portfolios that may be managed by the investment adviser or manager. The investment results of the Portfolios, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.

      Resolving Material Conflicts. The participation agreements under which the Funds sell their shares to Subaccounts of the Variable Account contain varying termination provisions. In general, each party may terminate at its option with specified advance written notice, and may also terminate in the event of specific regulatory or business developments.

      Should an agreement between National Life and a Fund terminate, the Subaccounts which invest in that Fund may not be able to purchase additional shares of such Fund. In that event, you will no longer be able to transfer Accumulated Values or allocate Net Premiums to Subaccounts investing in Portfolios of such Fund.

      Additionally, in certain circumstances, it is possible that a Fund or a Portfolio of a Fund may refuse to sell its shares to a Subaccount despite the fact that the participation agreement between the Fund and us has not been terminated. Should a Fund or Portfolio of such Fund decide not to sell its shares to us, we will not be able to honor your requests to allocate cash values or net premiums to Subaccounts investing in shares of that Fund or Portfolio.

      The Funds are available to registered separate accounts of insurance companies, other than National Life, offering variable annuity and variable life insurance policies. As a result, there is a possibility that a material conflict may arise between the interests of Owners with Accumulated Value allocated to the Variable Account and the owners of life insurance policies and variable annuities issued by such other companies whose values are allocated to one or more other separate accounts investing in any one of the Funds.

      In the event of a material conflict, we will take any necessary steps, including removing the Variable Account from that Fund, to resolve the matter. The Board of Directors or Trustees of the Funds intend to monitor events in order to identify any material conflicts that possibly may arise and to determine what action, if any, should be taken in response to those events or conflicts. See the individual Fund Prospectuses for more information.

THE FIXED ACCOUNT

      For information on the Fixed Account, see page .


                    DETAILED DESCRIPTION OF POLICY PROVISIONS

DEATH BENEFIT

      General. As long as the Policy remains in force, we will pay the Death Benefit of the Policy, after due proof of the death of both of the Insureds (and fulfillment of certain other requirements), to the named Beneficiary, unless the claim is contestable in accordance with the terms of the Policy. You may choose to have the proceeds paid in cash or under one of the available Settlement Options. (See "Payment of Policy Benefits," Page ___.) The Death Benefit payable will be the Unadjusted Death Benefit under the Death Benefit Option that is in effect, increased by any additional benefits and any dividend payable, and decreased by any outstanding Policy loan and accrued interest and any unpaid Monthly Deductions. The Face Amount of a Policy, on which the Unadjusted Death Benefit is based, may be made up of either Basic Coverage or Additional Coverage. Additional Coverage is provided by the Additional Protection Benefit Rider.

      You must notify us as soon as reasonably possible of the death of each Insured. National Life may require proof of whether both Insureds are living two years from the Date of Issue. On the death of the first Insured to die we will require you to provide us with evidence of death and proof of age and, if the death is within two years from the Date of Issue, the cause of death.

      Death Benefit Options. The Policy provides two Death Benefit Options:
Option A and Option B. You select the Death Benefit Option in the application and may change it as described in "Change in Death Benefit Option," Page ___.

      Option A. The Unadjusted Death Benefit is equal to the greater of (a) the Face Amount of the Policy and (b) the Accumulated Value, multiplied by the specified percentage shown in the table below:


      Attained Age   Percentage           Attained Age   Percentage
      of Younger     ----------           of Younger     ----------
      Insured                             Insured
      -------                             -------
      40 and under   250%                 75-90          105%
         45          215%                 91             104%
         50          185%                 92             103%
         55          150%                 93             102%
         60          130%                 94+            101%
         65          120%
         70          115%

For Attained Ages of the younger Insured not shown, the percentages will decrease by a ratable portion of each full year.

      Illustration of Option A -- For purposes of this illustration, assume that the younger Insured is under Attained Age 40 and there is no Policy loan outstanding.

      Under Option A, a Policy with a Face Amount of $200,000 will generally have an Unadjusted Death Benefit of $200,000. Assuming the specified percentage for a particular Policy for a particular Attained Age of the younger Insured is 250%, then, because the Unadjusted Death Benefit must be equal to or greater than 2.50 times the Accumulated Value, any time the Accumulated Value exceeds $80,000 the Unadjusted Death Benefit will exceed the Face Amount. Each additional dollar added to the Accumulated Value will increase the Unadjusted Death Benefit by $2.50. Thus, an Accumulated Value of $90,000 for this Policy at this Attained Age for the younger Insured will result in an Unadjusted Death Benefit of $225,000 (2.50 x $90,000), and an Accumulated Value of $150,000 will result in an Unadjusted Death Benefit of $375,000 (2.50 x $150,000). Similarly, any time the Accumulated Value exceeds $80,000, each dollar taken out of the Accumulated Value will reduce the Unadjusted Death Benefit by $2.50. If at any time, however, the Accumulated Value multiplied by the specified percentage is less than the Face Amount, the Unadjusted Death Benefit will be the Face Amount of the Policy.

      Option B. The Unadjusted Death Benefit is equal to the greater of (a) the Face Amount of the Policy plus the Accumulated Value and (b) the Accumulated Value multiplied by the specified percentage shown in the table above.

      Illustration of Option B -- For purposes of this illustration, assume that the younger Insured is under Attained Age 40 and there is no Policy loan outstanding.

      Under Option B, a Policy with a Face Amount of $200,000 will generally pay an Unadjusted Death Benefit of $200,000 plus the Accumulated Value. Thus, for example, a Policy with a $50,000 Accumulated Value will have an Unadjusted Death Benefit of $250,000 ($200,000 plus $50,000). Since the specified percentage is 250%, the Unadjusted Death Benefit will be at least 2.50 times the Accumulated Value. As a result, if the Accumulated Value exceeds $133,333, the Unadjusted Death Benefit will be greater than the Face Amount plus the Accumulated Value. Each additional dollar added to the Accumulated Value above $133,333 will increase the Unadjusted Death Benefit by $2.50. An Accumulated Value of $150,000 will result in an Unadjusted Death Benefit of $375,000 (2.50 x $150,000), and an Accumulated Value of $200,000 will yield an Unadjusted Death Benefit of $500,000 (2.50 x $200,000). Similarly, any time the Accumulated Value exceeds $133,333, each dollar taken out of the Accumulated Value will reduce the Unadjusted Death Benefit by $2.50. If at any time, however, the Accumulated Value multiplied by the specified percentage is less than the Face Amount plus the Accumulated Value, the Unadjusted Death Benefit will be the Face Amount plus the Accumulated Value.

      At Attained Age 100 of the younger of the two Insureds (even if the younger of the two Insureds is not then living), Option B automatically becomes Option A.

      Which Death Benefit Option to Choose. If you prefer to have premium payments and favorable investment performance reflected partly in the form of an increasing Death Benefit, you should choose Option B. If you are satisfied with the amount of the Insureds' existing insurance coverages and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the Accumulated Value, you should choose Option A.

      Change in Death Benefit Option. After the first Policy Year, you may change the Death Benefit Option by sending us a written request. There is no charge to change the Death Benefit Option. The effective date of a change will be the Monthly Policy Date on or next following the date we receive the written request. Only one change in Death Benefit Option is permitted in any one Policy Year.

      If the Death Benefit Option is changed from Option A to Option B, on the effective date of the change, the Death Benefit will not change and the Face Amount will be decreased by the Accumulated Value on that date. You may not make this change if it would reduce the Basic Coverage to less than the Minimum Basic Coverage Amount.

      If the Death Benefit Option is changed from Option B to Option A, on the effective date of the change, the Death Benefit will not change and the Face Amount will be increased by the Accumulated Value on that date.

      A change in the Death Benefit Option may affect the Net Amount at Risk over time. This in turn may affect the monthly Cost of Insurance Charge (see "Monthly Deductions," Page ___). Changing from Option A to Option B will generally result in a Net Amount at Risk that remains level. Such a change will result in a relative increase in the Cost of Insurance Charges over time because the Net Amount at Risk will, unless the Unadjusted Death Benefit is based on the applicable percentage of Accumulated Value, remain level as cost of insurance rates increase over time, rather than the Net Amount at Risk decreasing as the Accumulated Value increases. Changing from Option B to Option A will, if the Accumulated Value increases, decrease the Net Amount at Risk over time, thereby potentially offsetting the effect over time of increasing cost of insurance rates.

      The effects of these Death Benefit Option changes on the Face Amount, Unadjusted Death Benefit and Net Amount at Risk can be illustrated as follows. Assume that your Policy under Option A has a Face Amount of $500,000 and an Accumulated Value of $100,000. Therefore, the Unadjusted Death Benefit is $500,000 and the Net Amount at Risk is $400,000 ($500,000 - $100,000). If you
change the Death Benefit Option from Option A to Option B, the Face Amount will decrease from $500,000 to $400,000 and the Unadjusted Death Benefit and Net Amount at Risk would remain the same. The decrease will apply to Basic Coverage and Additional Coverage in the order described under "Ability to Adjust Face Amount - Decreases" on page .

      Now assume that your Policy under Option B has a Face Amount of $500,000 and an Accumulated Value of $50,000. Therefore, the Unadjusted Death Benefit is $550,000 ($500,000 + $50,000) and the Net Amount at Risk is $500,000 ($550,000 -
$50,000). If you change the Death Benefit Option from Option B to Option A, the Face Amount will increase to $550,000, and the Unadjusted Death Benefit and Net Amount at Risk would remain the same. The $50,000 increase in Face Amount will be Basic Coverage.

      If a change in the Death Benefit Option would result in cumulative premiums exceeding the maximum premium limitations under the Code for life insurance, we will not effect the change.

      A change in the Death Benefit Option may have Federal income tax consequences. (See "Tax Treatment of Policy Benefits," Page ___.)

      How the Death Benefit May Vary. The amount of the Death Benefit may vary with the Accumulated Value. The Death Benefit under Option A will vary with the Accumulated Value whenever the specified percentage of Accumulated Value exceeds the Face Amount of the Policy. The Death Benefit under Option B will always vary with the Accumulated Value because the Unadjusted Death Benefit equals the greater of (a) the Face Amount plus the Accumulated Value and (b) the Accumulated Value multiplied by the specified percentage.


ABILITY TO ADJUST FACE AMOUNT

      You may, at any time after the first Policy Year, increase or decrease the Policy's Face Amount by submitting a written application to us. There are some limits on your ability to effect increases or decreases, which are discussed below. The effective date of an increase will be the Monthly Policy Date on or next following our approval of your request. The effective date of a decrease is the Monthly Policy Date on or next following the date that we receive the written request. An increase or decrease in Face Amount may have federal tax consequences. (See "Tax Treatment Of Policy Benefits," Page ___.) The effect of changes in Face Amount on Policy charges, as well as other considerations, are described below.

      Increase. A request for an increase in Face Amount may not be for less than $50,000, or such lesser amount required in a particular state. You may not increase the Face Amount after the older of the two Insureds' Attained Age 90 or if the Joint Age is greater than 90. To obtain the increase, you must submit an application for the increase and provide evidence satisfactory to us of both Insureds' insurability. The increase may be either an addition of Basic Coverage or Additional Coverage. An increase in Basic Coverage will result in increased Surrender Charges. An increase in Basic Coverage will also begin a new ten year period for purposes of applying the Monthly Administrative Charge to the new amount of Basic Coverage. If an increase in Basic Coverage would move the Policy into a new size band for purposes of the Variable Account Charge, the Variable Account Charge percentage rate may be reduced as a result of the increase. In the event that an increase simultaneously adds both Basic Coverage and Additional Coverage, the Basic Coverage is assumed to have been added first.

      On the effective date of an increase, and taking the increase into account, the Cash Surrender Value must be equal to the Monthly Deductions then due, and the Surrender Charge associated with the increase, in the case of an increase in Basic Coverage. If the Cash Surrender Value is not sufficient, the increase will not take effect until you pay a sufficient additional premium to increase the Cash Surrender Value.

      An increase in the Face Amount will generally affect the total Net Amount at Risk. This will normally increase the monthly Cost of Insurance Charges. In addition, the Insureds may be in different Rate Classes as to the increase in insurance coverage. An increase in premium payment or frequency may be appropriate after an increase in Face Amount. (See "Cost of Insurance Charge," Page ___.)

      After an increase, part of the Net Amount at Risk will be attributable to the initial coverage under the Policy and part will be attributable to the increase. For purposes of allocating Accumulated Value to each coverage to determine the Net Amount at Risk and Cost of Insurance Charge by coverage segment, the Accumulated Value is first considered part of the initial segment. If the Accumulated Value exceeds the initial segment's Face Amount, then it is allocated to increases in Face Amount in the order that such increases took effect.

      Decrease. The Face Amount after a decrease cannot be less than 75% of the largest Face Amount in force at any time in the twelve months immediately preceding our receipt of your request for a decrease. The Basic Coverage after any decrease may not be less than the Minimum Basic Coverage Amount, which is currently $100,000. If a decrease in the Face Amount could result in cumulative premiums exceeding the maximum premium limitations applicable for life insurance under the Code, we will not allow the decrease.

      A decrease in the Face Amount generally will decrease the total Net Amount at Risk, which will decrease your monthly Cost of Insurance Charges. If a decrease in Basic Coverage would move the Policy into a new size band for purposes of the Variable Account Charge, the Variable Account Charge percentage rate may increase as a result of the decrease.

      For purposes of calculating the Monthly Deductions, any decrease in the Face Amount will reduce the Face Amount in the following order:

      (a) first, the increase in Face Amount provided by the most recent increase;

      (b) then, the next most recent increases, in inverse chronological order; and finally

      (c) the Initial Face Amount.

      If an increase involved the simultaneous addition of Basic Coverage, Additional Coverage and Face Amount added through the operation of the Automatic Increase Rider, a decrease in the Face Amount will reduce automatic increase first, the Additional Coverage second, and then the Basic Coverage.


HOW THE DURATION OF THE POLICY MAY VARY

      Your Policy will remain in force as long as the Cash Surrender Value of the Policy is sufficient to pay the Monthly Deductions and the charges under the Policy. When the Cash Surrender Value is insufficient to pay the charges and the Grace Period expires without an adequate premium payment by you, the Policy will lapse and terminate without value. However, during the first five Policy Years the Policy will not lapse, if you have paid the Cumulative Minimum Monthly Premium. You will have certain rights to reinstate your Policy, if it should lapse. (See "Reinstatement," Page ___.)

      In addition, an optional Guaranteed Death Benefit Rider is available. This Rider will guarantee that the Policy will not lapse prior to, at your option, the end of the year that the younger Insured attains age 80, or for the entire lifetimes of the two Insureds, regardless of investment performance, if you have paid the Cumulative Guarantee Premium as of each Monthly Policy Date.

ACCUMULATED VALUE

      The Accumulated Value is the total amount of value held under the Policy at any time. It is equal to the sum of the Policy's values in the Variable Account and the Fixed Account. The Accumulated Value minus any applicable Surrender Charge, and minus any outstanding Policy loans and accrued interest, is equal to the Cash Surrender Value. There is no guaranteed minimum for the portion of the Accumulated Value in any of the Subaccounts of the Variable Account. Because the Accumulated Value on any future date depends upon a number of variables, it cannot be predetermined.

      The Accumulated Value and Cash Surrender Value will reflect:

      -     the Net Premiums you pay

      -     the investment performance of the Portfolios you have chosen

      - the crediting of interest on non-loaned Accumulated Value in the Fixed Account and amounts held as Collateral in the Fixed Account

      -     transfers

      -     Withdrawals

      -     loans

      -     loan repayments, and

      -     charges assessed on the Policy.

      Determination of Number of Units for the Variable Account. Amounts allocated, transferred or added to a Subaccount of the Variable Account under a Policy are used to purchase units of that Subaccount; units are redeemed when amounts are deducted, transferred or withdrawn. The number of units a Policy has in a Subaccount equals the number of units purchased minus the number of units redeemed up to such time. For each Subaccount, the number of units purchased or redeemed in connection with a particular transaction is determined by dividing the dollar amount by the unit value.

      Determination of Unit Value. The unit value of a Subaccount is equal to the unit value on the immediately preceding Valuation Day multiplied by the Net Investment Factor for that Subaccount on that Valuation Day.

      Net Investment Factor. Each Subaccount of the Variable Account has its own Net Investment Factor on each Valuation Day. The Net Investment Factor measures the daily investment performance of the Subaccount. The factor will increase or decrease, as appropriate, to reflect net investment income and capital gains or losses, realized and unrealized, for the securities of the underlying Portfolio.

      Calculation of Accumulated Value. The Accumulated Value is determined first on the Date of Issue and thereafter on each Valuation Day. On the Date of Issue, the Accumulated Value will be the Net Premiums received, plus any earnings prior to the Date of Issue, less any Monthly Deductions due on the Date of Issue. On each Valuation Day after the Date of Issue, the Accumulated Value will be:

      (1) The aggregate of the values attributable to the Policy in the Variable Account, determined by multiplying the number of units the Policy has in each Subaccount of the Variable Account by such Subaccount's unit value on that date; plus

      (2) The value attributable to the Policy in the Fixed Account (See "The Fixed Account," Page ___.)

PAYMENT AND ALLOCATION OF PREMIUMS

      Issuance of a Policy. To purchase a Policy, you must apply to us through a licensed National Life agent who is also a registered representative of Equity Services, Inc. ("ESI") or a broker/dealer having a Selling Agreement with ESI. If you do not pay the Minimum Initial Premium with your written application, it must be paid when the Policy is delivered. Prior to the Issue Date, we will accept amounts less than the Minimum Initial Premium as long as they are at least equal to the Minimum Monthly Premium. If you do not pay at least the Minimum Initial Premium by the Issue Date, then we will refund all premiums paid, and will not issue the Policy. If the first premium is submitted when the Policy is delivered, and the premium is less than the Minimum Initial Premium, the balance of the Minimum Initial Premium must be received within five days, or all premiums will be refunded. The minimum amount of Basic Coverage of a Policy under our rules is $100,000.

      We may revise our rules from time to time to specify a different minimum amount of Basic Coverage for subsequently issued Policies. A Policy will be issued only on two Insureds each of whom has an Issue Age from 0 to 90 and whose Joint Age is from 15 to 90, and who provide us with satisfactory evidence of insurability. Acceptance is subject to our underwriting rules. We may reject an application for any reason permitted by law. (See "Cost of Insurance Rate", Page , and "Distribution of Policies," Page ___.)

      From the time your application is signed until the time the Policy is issued, you can, subject to our underwriting rules, obtain temporary survivorship insurance protection, pending issuance of the Policy, by answering "no" with respect to both Insureds to the Health Questions of the Receipt & Temporary Life Insurance Agreement and submitting (a) a complete Application including any medical questionnaire required, and (b) payment of the Minimum Monthly Premium.

      The amount of coverage under the Receipt & Temporary Life Insurance Agreement is the lesser of the Face Amount applied for or $1,000,000 ($100,000 in the case that the younger of the two proposed Insureds is age 70 or over). Coverage under the agreement will end on the earliest of

(a) the 90th day from the date of the agreement;

(b) the date that insurance takes effect under the Policy;

(c) the date a policy, other than as applied for, is offered to you;

(d) three days from the date we mail a notice of termination of coverage;

(e) the time you first learn that we have terminated the temporary life insurance; or

(f) the time you withdraw the application for life insurance.

      We offer a one time credit to Home Office employees who purchase a Policy, as both Owner and one of the two Insureds. This one time credit will be 50% of the Target Premium on the Policy. The amount of the credit will be added to the initial premium payment you submit. Thus, the credit will be included in premium payments for purposes of calculating and deducting the Premium Tax Charge. If the Policy is surrendered, we will not recapture the credit. The amount of the credit will not be included for purposes of calculating agent compensation for the sale of the Policy.

      Amount and Timing of Premiums. Each premium payment must be at least $100. You have considerable flexibility in determining the amount and frequency of premium payments, within the limits discussed below.

      You may at the time of application select a Planned Periodic Premium schedule, based on a periodic billing mode of annual, semi-annual, or quarterly payments. You may request us to send a premium reminder notice at the specified interval. You may change the Planned Periodic Premium frequency and amount. Also, under a "Check-O-Matic" plan, you can select a monthly payment schedule under which premium payments will be automatically deducted from a bank account or other source, rather than being "billed." We may allow, in certain situations, Check-O-Matic or group billing payments of less than $100. We may require that Check-O-Matic be set up for at least the Minimum Monthly Premium.

      You are not required to pay the Planned Periodic Premiums in accordance with the specified schedule. You may pay premiums whenever you like, and in any amount (subject to the $100 minimum and the limitations described in the next section). Payment of the Planned Periodic Premiums will not, however, guarantee that the Policy will remain in force. Instead, the Policy's Cash Surrender Value determines whether or not the Policy stays in force. Thus, even if Planned Periodic Premiums are paid, the Policy will lapse whenever the Cash Surrender Value is insufficient to pay the Monthly Deductions and any other charges under the Policy, if a Grace Period expires without an adequate payment by you (unless the Policy is in its first five years, or you have purchased the Guaranteed Death Benefit Rider and have paid the required premiums).

      We will treat all your payments made while there is an outstanding Policy loan as premium payments rather than loan repayments, unless you notify us in writing that a payment is a loan repayment. You may not pay premiums after the younger of the Insureds reaches Attained Age 100. However, you may make loan repayments after this time.

      Higher premium payments under Death Benefit Option A, until the applicable percentage of Accumulated Value exceeds the Face Amount, will generally result in a lower Net Amount at Risk, and lower Cost of Insurance Charges against the Policy. Conversely, lower premium payments in this situation will result in a higher Net Amount at Risk, which will result in higher Cost of Insurance Charges under the Policy.

      Under Death Benefit Option B, until the applicable percentage of Accumulated Value exceeds the Face Amount plus the Accumulated Value, the level of premium payments will not affect the Net Amount at Risk. However, both the Accumulated Value and Death Benefit will be higher if premium payments are higher, and lower if premium payments are lower.

      Under either Death Benefit Option, if the Unadjusted Death Benefit is the applicable percentage of Accumulated Value, then higher premium payments will result in a higher Net Amount at Risk, and higher Cost of Insurance Charges. Lower premium payments will result in a lower Net Amount at Risk, and lower Cost of Insurance Charges.

      Premium Limitations. The Code provides for exclusion of the Death Benefit from the gross income of the Beneficiary if total premium payments do not exceed certain stated limits. In no event can the total of all premiums paid under a Policy exceed these limits. If at any time you pay a premium which would result in total premiums exceeding these limits, we will only accept that portion of the premium which would make total premiums equal the maximum amount which may be paid under the Policy. We will promptly refund the excess to you. In cases of premiums paid by check, we will wait until your check has cleared. If you have an outstanding loan, we may instead be apply the payment as a loan repayment. Even if total premiums were to exceed the maximum premium limitations established by the Code, the excess of (a) a Policy's Unadjusted Death Benefit over (b) the Policy's Cash Surrender Value plus outstanding Policy loans and accrued interest, would still generally be excludable from gross income under the Code.

      The maximum premium limitations set forth in the Code depend in part upon the amount of the Unadjusted Death Benefit at any time. As a result, any Policy changes which affect the amount of the Unadjusted Death Benefit may affect whether cumulative premiums paid under the Policy exceed the maximum premium limitations. To the extent that any such change would result in cumulative premiums exceeding the maximum premium limitations, we will not effect the change. (See "Federal Income Tax Considerations," Page ___.)

      Unless the Insureds provide satisfactory evidence of insurability, we may limit the amount of any premium payment if it increases the Unadjusted Death Benefit more than it increases the Accumulated Value. However, premiums will not be limited to the extent that they are Planned Periodic Premiums.

      Allocation of Net Premiums. The Net Premium equals the premium paid less the Premium Expense Charge. In your application for the Policy, you will indicate how Net Premiums should be allocated among the Subaccounts of the Variable Account and/or the Fixed Account. You may change these allocations at any time by giving us written notice at our Home Office. If you have elected the telephone transaction privilege, you may also change premium allocations over the telephone (See "Telephone Transaction Privilege," Page ___.). Your allocation percentages must be in whole numbers of not less than 5%, and the sum of the allocation percentages must be 100%. We will allocate Net Premiums as of the Valuation Date we receive the premium at our Home Office, based on the allocation percentages then in effect, except during the free look period.

      We will allocate any portion of the Initial Premium and any subsequent premiums we receive before the end of the free-look period which are to be allocated to the Variable Account, to the Money Market Subaccount. For this purpose, we will assume that the free-look period will end 20 days after the date the Policy is issued. On the first Valuation Date following 20 days after issue of the Policy, we will allocate the amount in the Money Market Subaccount to the other Subaccounts based on the allocation percentages you have selected.

      For example, assume a Policy was issued with Net Premiums to be allocated 25% to the Managed Subaccount, 25% to the Bond Subaccount and 50% to the Fixed Account. During the period stated above, 50% (25% + 25%) of the Net Premiums will be allocated to the Money Market Subaccount. At the end of such period, 50% (25% / 50%) of the amount in the Money Market Subaccount will be transferred to the Managed Subaccount and 50% to the Bond Subaccount.

      The values of the Subaccounts will vary with their investment experience. You bear the entire investment risk. You should periodically review your allocation percentages in light of market conditions and your overall financial objectives.

      Transfers. You may transfer the Accumulated Value between and among the Subaccounts of the Variable Account and the Fixed Account by sending us a written transfer request, or if you have elected the telephone transaction privilege, by telephone instructions to us. (See "Telephone Transaction Privilege," Page ___.) Transfers between and among the Subaccounts of the Variable Account and the Fixed Account are made as of the Valuation Day that the request for transfer is received at the Home Office. You may, at any time, transfer all or part of the amount in one of the Subaccounts of the Variable Account to another Subaccount and/or to the Fixed Account. For transfers from the Fixed Account to the Variable Account, see "Transfers from Fixed Account," Page ___.

      Currently an unlimited number of transfers are permitted without charge. We have no current intent to impose a transfer charge in the foreseeable future. However, we may, after giving you prior notice, change this policy so as to deduct a $25 transfer charge from each transfer in excess of the twelfth transfer during any one Policy Year. All transfers requested during one Valuation Period would be treated as one transfer transaction. If a transfer charge is adopted in the future, these types of transfers would not be subject to a transfer charge and would not count against the twelve free transfers in any Policy Year:

-     transfers resulting from Policy loans

- transfers resulting from the operation of the dollar cost averaging or portfolio rebalancing features

- transfers resulting from the exercise of the transfer rights described on page ____ (see "Policy Rights - Other Transfer Rights," Page ___), and

- the reallocation from the Money Market Subaccount following the free look period.

      Under present law, transfers are not taxable transactions.

      Policy Lapse. The failure to make a premium payment will not itself cause a Policy to lapse. A Policy will lapse only when the Cash Surrender Value is insufficient to cover the Monthly Deductions and other charges under the Policy, and the Grace Period expires without a sufficient payment. During the first five Policy Years, the Policy will not lapse so long as the Cumulative Minimum Monthly Premium has been paid, regardless of whether the Cash Surrender Value is sufficient to cover the monthly Deductions and other charges. In addition, if you have elected at issue the Guaranteed Death Benefit Rider, and have paid the Cumulative Guarantee Premium as of each Monthly Policy Date, the Policy will not lapse, either prior to the end of the year that the younger Insured attains Age 80 or for the entire lifetimes of the two Insureds, whichever you elect, regardless of whether the Cash Surrender Value is sufficient to cover the Monthly Deductions. (See "Optional Benefits - Guaranteed Death Benefit," Page ___.)

      The Policy provides for a 61-day Grace Period that is measured from the date on which we send a lapse notice. The Policy does not lapse, and the insurance coverage continues, until the expiration of this Grace Period. To prevent lapse, you must during the Grace Period pay a premium equal to the sum of any amount by which the past Monthly Deductions have been in excess of Cash Surrender Value, plus three times the Monthly Deduction due the date the Grace Period began. Our notice will specify the payment required to keep the Policy in force. Failure to make a payment at least equal to the required amount within the Grace Period will result in lapse of the Policy without value.

      Reinstatement. A Policy that lapses without value may be reinstated at any time within five years (or longer period required in a particular state) after the beginning of the Grace Period. To do so, you must submit evidence of both Insureds' insurability satisfactory to us and pay an amount sufficient to provide for two times the Monthly Deduction due on the date the Grace Period began plus three times the Monthly Deduction due on the effective date of reinstatement. The effective date of reinstatement, unless otherwise required by state law, will be the Monthly Policy Date on or next following the date your reinstatement application is approved. Upon reinstatement, the Accumulated Value will be based upon the premium paid to reinstate the Policy. The Policy will be reinstated with the same Date of Issue as it had prior to the lapse. Neither the five year no lapse guarantee nor the Death Benefit Guarantee Rider may be reinstated.

      Specialized Uses of the Policy. Because the Policy provides for an accumulation of cash value as well as a death benefit, the Policy can be used for various individual and business financial planning purposes. Purchasing the Policy in part for such purposes entails certain risks. For example, if the investment performance of your chosen Subaccounts is poorer than expected or if you do not pay sufficient premiums, the Policy may lapse or may not accumulate sufficient Accumulated Value or Cash Surrender Value to fund the your purpose. Withdrawals and Policy loans may significantly affect current and future Accumulated Value, Cash Surrender Value, or Death Benefit proceeds. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose you should consider whether the long-term nature of the Policy is consistent with your purpose. Using a Policy for a specialized purpose may have tax consequences. (See "Federal Income Tax Considerations," Page ___.)


                             CHARGES AND DEDUCTIONS


      Charges will be deducted in connection with the Policy to compensate us for

(a)   providing the insurance and other benefits set forth in the Policy;

(b)   issuing and administering the Policy;

(c)   assuming certain mortality and other risks in connection with the Policy;
      and

(d) incurring expenses in distributing the Policy, including costs associated with printing prospectuses and sales literature and sales compensation.

      We may realize a profit from any charges. We may use these profits for any purpose, including payment of distribution expenses.

PREMIUM EXPENSE CHARGE

      The Premium Expense Charge consists of two portions. The first is that we deduct 3.40% of the premium from each premium payment prior to allocation of Net Premiums, to cover state premium taxes and the federal DAC Tax.

      The federal DAC Tax is a tax attributable to certain "policy acquisition expenses" under Section 848 of the Code. Section 848 in effect accelerates the realization of income we receive from the Policies, and therefore the payment of federal income taxes on that income. The economic consequence of Section 848 is, therefore, an increase in the tax burden borne by us that is attributable to the Policies.

      The Premium Expense Charge will also include, during the first 10 Policy Years, a deduction of 7.0% of the premium up to the Target Premium, and 4.0% of premium in excess of the Target Premium, from each premium payment prior to allocation of Net Premiums, to compensate us for the expenses incurred in distributing the Policies, including commissions to selling agents. The Target Premium is set forth in your Policy. We may increase the charge for premiums in excess of the Target Premium from 4.0% to 5.0% of such premiums. We currently intend to reduce this deduction from premiums paid after the tenth Policy Anniversary to 4.0% of all premiums, although we may deduct up to the maximum permitted during the first ten years.

SURRENDER CHARGE

      We will impose a Surrender Charge if you surrender your Policy or it lapses at any time before the end of the tenth Policy Year, or the ten years after an increase in the Basic Coverage. The Surrender Charge rate depends on the Joint Age at issue or at the time of increase in Basic Coverage. The initial Surrender Charge per $1,000 of Basic Coverage is shown in Appendix B to this Prospectus. The Surrender Charge will be level for up to five years, and then decline each month by one sixtieth of the initial Surrender Charge until it is zero at the beginning of Policy Year 11, or at the beginning of the eleventh year after the date of an increase in Basic Coverage. For those cases in which the level Surrender Charge period is less than five years from the Date of Issue or the effective date of the increase, it declines each month by an amount equal to the initial Surrender Charge multiplied by a fraction of which the numerator is one and the denominator is the number of months from the end of the level Surrender Charge period to the beginning of Policy Year 11, or the beginning of the eleventh year from the effective date of the increase. The Surrender Charge will not decrease in the event of a decrease in Basic Coverage. The actual Surrender Charge for your Policy will be stated in the Policy.

      Since there is no Surrender Charge associated with Additional Coverage, taking a portion of the Policy's Face Amount as Additional Coverage, rather than Basic Coverage, would result in a lower Surrender Charge. See "Optional Benefits
- Additional Protection Benefit," page .

MONTHLY DEDUCTIONS

      We will deduct charges from the Accumulated Value on the Date of Issue and on each Monthly Policy Date. The Monthly Deduction consists of four components:

(a)   the Cost of Insurance Charge

(b)   the Variable Account Charge

(c)   the Monthly Administrative Charge, and

(d)   the cost of any additional benefits provided by Rider.

      The Monthly Deduction may vary in amount from Policy Month to Policy Month. We will take the Monthly Deduction on a pro rata basis from the Subaccounts of the Variable Account and the Fixed Account, unless you have requested at the time of application, or later request in writing, that we take the Monthly Deduction from the Money Market Subaccount. If we cannot take a Monthly Deduction from the Money Market Subaccount, where you have so asked, we will take the amount of the deduction in excess of the Accumulated Value available in the Money Market Subaccount on a pro rata basis from Accumulated Value in the Subaccounts of the Variable Account and the Fixed Account.

      Cost of Insurance Charge. We calculate the monthly Cost of Insurance Charge by multiplying the cost of insurance rate or rates by the Net Amount at Risk for each Policy Month. Because both the Net Amount at Risk and the variables that determine the cost of insurance rate, such as the ages of the Insureds and the Duration of the Policy, may vary, the Cost of Insurance Charge will likely be different from month to month.

            Net Amount at Risk. The Net Amount at Risk on any Monthly Policy Date is approximately the amount by which the Unadjusted Death Benefit on that Monthly Policy Date exceeds the Accumulated Value. It measures the amount National Life would have to pay in excess of the Policy's value if the Insureds both died. The actual calculation uses the Unadjusted Death Benefit divided by 1.00327234, to take into account assumed monthly earnings at an annual rate 4%. We calculate the Net Amount at Risk separately for the Initial Face Amount and any increases in Face Amount. In determining the Net Amount at Risk for each increment of Face Amount, we first consider the Accumulated Value part of the Initial Face Amount. If the Accumulated Value exceeds the Initial Face Amount, we consider it part of the increases in Face Amount in the order such increases took effect.

            If your Policy includes Basic Coverage, Additional Coverage and coverage added through the operation of the Automatic Increase Rider, we separate the Net Amount at Risk into portions applicable to each type of coverage. For this purpose, we apply Accumulated Value against Basic Coverage first, Additional Coverage second and an automatic increase third if they began simultaneously. Any change in the Net Amount at Risk will affect the total Cost of Insurance Charges you pay.

            Guaranteed Maximum Cost of Insurance Rates. The guaranteed maximum cost of insurance rates will be set forth in your Policy, and will depend on:

      -     each Insured's Issue Age

      -     each Insured's sex

      - the substandard or uninsurable status of either Insured, if applicable

      -     the coverage's Duration, and

      -     the 1980 Commissioners Standard Ordinary Mortality Table.

      Guaranteed maximum cost of insurance rates will also vary depending on whether the coverage is Basic Coverage or Additional Coverage, with higher rates being applicable to Additional Coverage.

            Current Cost of Insurance Rates and How They are Determined. The actual cost of insurance rates used ("current rates") will depend on:

      -     each Insured's Issue Age

      -     each Insured`s sex

      -     each Insured's Rate Class

      -     the coverage's Duration, and

      - whether the coverage is Basic Coverage or Additional Coverage (however, current rates applicable to Additional Coverage may be higher or lower than for Basic Coverage).

      We periodically review the adequacy of our current cost of insurance rates, and we may adjust their level. However, the current rates will never exceed guaranteed maximum cost of insurance rates. Any change in the current cost of insurance rates will apply to all sets of persons of the same Issue Ages, sexes, and Rate Classes, and with coverages of the same Duration.

            We use separate cost of insurance rates for the Initial Face Amount and any increases in Face Amount. For the Initial Face Amount, we use a cost of insurance rate based on the Rate Classes of the two Insureds on the Date of Issue. For each increase in Face Amount, a rate based on the Rate Classes of the two Insureds applicable at the time of the increase is used. If, however, the Unadjusted Death Benefit is calculated as the Accumulated Value times the specified percentage, the rate based on the Rate Classes for the Initial Face Amount will be used for the amount of the Unadjusted Death Benefit in excess of the total Face Amount. Again, if any time segment includes both Basic Coverage and Additional Coverage, separate cost of insurance rates are applied to each type of coverage.

            Rate Class. The Rate Classes of the two Insureds will affect the current cost of insurance rates. We currently place Insureds into the following rate classes:

      -     preferred nonsmoker

      -     nonsmoker

      -     preferred smoker

      -     smoker

      -     substandard, and

      -     uninsurable classes.

            Smoker, substandard, and uninsurable classes reflect higher mortality risks. In an otherwise identical Policy, Insureds in a preferred or standard class will have a lower Cost of Insurance Charge than Insureds in a substandard class with higher mortality risks. Nonsmoking Insureds will generally incur lower cost of insurance rates than Insureds who are classified as smokers. Classification of an Insured as substandard or uninsurable will also affect the guaranteed cost of insurance rates.

            Variable Account Charge. We assess the Variable Account Charge to compensate us for mortality and expense risks we assume due to the benefits and guaranteed maximum charge levels under the Policies. The mortality risk we assume is that insured persons may live for a shorter time than projected. This means we would pay greater death benefits than expected in relation to the amount of premiums received. The expense risk we assume is that expenses incurred in issuing and administering the Policies will exceed the administrative charges deducted from the Policy. We may make a profit from deducting this charge. Any profit may be used to finance distribution expenses. The Variable Account Charge does not apply to Accumulated Value in the Fixed Account.

            The Variable Account Charge is a percentage of the Accumulated Value in the Variable Account, as follows:

During the first 10 Policy Years:

For Policies with Basic Coverage less than $1,000,00..............................   0.90%
For Policies with Basic Coverage from $1,000,000 to $2,999,999 ...................   0.80%
For Policies with Basic Coverage of $3 million or more. ..........................   0.75%.

For years after Policy Year 10, we currently intend to reduce this charge to the following rates:

For Polices with Basic Coverage of less than $1,000,000...........................   0.35%
For Policies with Basic Coverage from $1,000,000 to $2,999,999 ...................   0.30%
For Policies with Basic Coverage of $3 million or more ...........................   0.25%.

However, in all cases, we may increase this charge to an amount not to exceed 0.90%.

      Monthly Administrative Charge. We charge the administrative charge to help defray the expenses we incur in administering the Policy. The amount of the Monthly Administrative Charge during the first ten Policy Years is $15.00, plus $0.08 per $1000 of Basic Coverage (less for Joint Ages of 38 or less). We increase the per $1000 portion of this charge during the first ten Policy Years by $.005 per $1000 of Basic Coverage for each Insured who is a smoker. We classify all nicotine users as smokers, including cigarette, cigar, pipe, chewing tobacco, snuff, nicotine patches and nicotine gum.

      After the first ten Policy Years, we currently intend to charge a Monthly Administrative Charge of $7.50, with no additional amount per $1000 of Basic Coverage. During this period the Monthly Administrative Charge is guaranteed not to exceed $15.00, plus $0.08 per $1000 of Basic Coverage plus $0.005 per $1000 of Basic Coverage for each Insured who is a smoker. In addition, the $0.08 per $1000 of Basic Coverage portion of the Monthly Administrative Charge will apply to increases in Basic Coverage for 10 years after an increase in Basic Coverage.

      Optional Benefit Charges. The Monthly Deduction will include charges for any additional benefits added to the Policy. The monthly charges will be specified in the applicable Rider. The available Riders are listed under "Optional Benefits," on Page ___ below.

WITHDRAWAL CHARGE

      At the time of a Withdrawal, we will assess a charge equal to the lesser of 2% of the Withdrawal amount and $25. We will deduct this Withdrawal Charge from the Withdrawal amount.

TRANSFER CHARGE

      Currently, unlimited transfers are permitted among the Subaccounts, or from the Variable Account to the Fixed Account. Transfers from the Fixed Account to the Variable Account are permitted within the limits described on Page ___. Currently there is no charge for any transfers. We have no present intention to impose a transfer charge in the foreseeable future. However, we may impose in the future a transfer charge of $25 on each transfer in excess of twelve transfers in any Policy Year. The Transfer Charge would be imposed to compensate us for the costs of processing such transfers, and would not be designed to produce a profit.

      If we impose a transfer charge, we will deduct it from the amount being transferred. We would treat all transfers requested on the same Valuation Day as one transfer transaction. Any future transfer charge will not apply to transfers resulting from:

      -     Policy loans

      -     the exercise of the transfer rights as described on page ____

      - the initial reallocation of account values from the Money Market Subaccount to other Subaccounts, and

      - any transfers made pursuant to the Dollar Cost Averaging and Portfolio Rebalancing features.

The transfers listed above also will not count against the twelve free transfers in any Policy Year.

PROJECTION REPORT CHARGE

      We may impose a charge for each projection report you request. This report will project future values and future Death Benefits for the Policy. We will notify you in advance of the amount of the charge, and you may elect to pay the charge in advance. If not paid in advance, we will deduct this charge from the Subaccounts of the Variable Account and/or the Fixed Account in proportion to their Accumulated Values.

OTHER CHARGES

      The Variable Account purchases shares of the Funds at net asset value. The net asset value of those shares reflect management fees and expenses already deducted from the assets of the Funds' Portfolios. Historical expense ratio information for the Funds is presented in the "Summary of Policy Expenses" section on page above. More detailed information is contained in the Fund Prospectuses which accompany this Prospectus.


                                  POLICY RIGHTS

LOAN PRIVILEGES

      General. You may at any time after the first year (and during the first year where required by law) borrow money from us using the Policy as the only security for the loan. The maximum amount you may borrow is the Policy's Cash Surrender Value on the date we receive your loan request, minus three times the Monthly Deduction for the most recent Monthly Policy Date. If you have elected the Guaranteed Death Benefit Rider and you take a Policy loan in excess of the cumulative premiums paid minus the Cumulative Guarantee Premium, then the Guaranteed Death Benefit Rider will enter a lapse pending notification period. This means that the Guaranteed Death Benefit Rider (but not the Policy itself) will lapse if a sufficient premium is not paid within the 61-day lapse pending notification period.

      While either Insured is living, you may repay all or a portion of a loan and accrued interest. To take a loan you should send a written request to us at our Home Office. If you have elected the telephone transaction privilege, you may also request a loan over the telephone. We limit the amount of a Policy loan taken over the telephone to $25,000. (See "Telephone Transaction Privilege," Page ___.) Loan proceeds will be paid within seven days of a valid loan request.

      Interest Rate Charged. The interest rate charged on Policy loans will be at the fixed rate of 6% per year. At the end of the Policy Year, the loan interest will be added to the loan balance. Any payments you make to cover loan interest will be used to reduce the amount of the Policy loan.

      Allocation of Loans and Collateral. When you take a Policy loan, we hold Accumulated Value in the Fixed Account as Collateral for the Policy loan. You may specify how you would like Accumulated Value to be taken from the Subaccounts of the Variable Account to serve as the Collateral. If you do not so specify, we will allocate the Policy loan to the Subaccounts in proportion to the Accumulated Value in the Subaccounts. If the Accumulated Value in one or more of the Subaccounts is insufficient to carry out your instructions, we will not process the loan until we receive further instructions from you. Non-loaned Accumulated Value in the Fixed Account will become Collateral for a loan only to the extent that the Accumulated Value in the Variable Account is insufficient. Loan interest will be allocated among and transferred first from the Subaccounts of the Variable Account in proportion to the Accumulated Values held in the Subaccounts, and then from the non-loaned portion of the Fixed Account.

      The Collateral for a Policy loan will initially be the loan amount. Loan interest will be added to the Policy loan. We will take additional Collateral for such loan interest so added pro rata from the Subaccounts of the Variable Account, and then, if the amounts in the Variable Account are insufficient, from the non-loaned portion of the Fixed Account. At any time, the amount of the outstanding loan under a Policy equals the sum of all loans (including interest added to the loan balance) minus any loan repayments.

      Interest Credited to Amounts Held as Collateral. As long as the Policy is in force, we will credit the amount held in the Fixed Account as Collateral with interest at effective annual rates we declare, but not less than 4% or such higher minimum rate required under state law. The rate will apply to the calendar year which follows the date of declaration.

      Preferred Policy Loans. We currently intend to make preferred Policy loans available at the beginning of Policy Year 11. For these preferred Policy loans, we will charge interest at 4.25% per annum, and we will credit interest on amounts held as Collateral in the Fixed Account at an annual rate of 4.0%. We are not obligated to continue to make preferred loans available, and we will make such loans available in our sole discretion. Preferred loans may not be treated as indebtedness for federal income tax purposes.

      Effect of Policy Loan. Policy loans, whether or not repaid, will have a permanent effect on the Accumulated Value and the Cash Surrender Value, and may permanently affect the Death Benefit under the Policy. The effect on the Accumulated Value and Death Benefit could be favorable or unfavorable. It will depend on whether the investment performance of the Subaccounts, and the interest credited to the non-Collateral Accumulated Value in the Fixed Account, is less than or greater than the interest being credited on the amounts held as Collateral in the Fixed Account. Compared to a Policy under which no loan is made, values under a Policy will be lower when the credited interest rate on Collateral is less than the investment experience of assets held in the Variable Account and interest credited to the non-Collateral Accumulated Value in the Fixed Account. The longer a loan is outstanding, the greater the effect a Policy loan is likely to have. The Death Benefit will be reduced by the amount of any outstanding Policy loan.

      Loan Repayments. We will assume that any payments you make while a Policy loan is outstanding are premium payments, rather than loan repayments, unless you specify in writing that a payment is a loan repayment. In the event of a loan repayment, the amount held as Collateral in the Fixed Account will be reduced by an amount equal to the repayment, and such amount will be transferred to the Subaccounts of the Variable Account and to the non-loaned portion of the Fixed Account based on the Net Premium allocations in effect at the time of the repayment.

      Lapse With Loans Outstanding. The amount of an outstanding loan under a Policy plus any accrued interest on outstanding loans is not part of Cash Surrender Value. Therefore, the larger the amount of an outstanding loan, the more likely it is that the Policy could lapse. (See "How the Duration of the Policy May Vary," Page ___ and "Policy Lapse," Page ___.) In addition, if the Policy is not a Modified Endowment Policy, lapse of the Policy with outstanding loans may result in adverse federal income tax consequences. (See "Tax Treatment of Policy Benefits," Page ___.)

      Tax Considerations. Any loans taken from a "Modified Endowment Contract" will be treated as a taxable distribution. In addition, with certain exceptions, a 10% additional income tax penalty will be imposed on the portion of any loan that is included in income. (See "Distributions from Policies Classified as Modified Endowment Contracts," Page ___.)

SURRENDER PRIVILEGE

      You may surrender your Policy for its Cash Surrender Value at any time before the death of the last to die of the two Insureds. The Cash Surrender Value is the Accumulated Value minus any Policy loan and accrued interest and less any Surrender Charge. We will calculate the Cash Surrender Value on the Valuation Day we receive, at our Home Office, your signed written surrender request, and the Policy. You may not request a surrender over the telephone. Coverage under the Policy will end on the day you mail or otherwise send the written surrender request and the Policy to us. We will normally mail surrender proceeds to you within seven days of when we receive the request. (See "Other Policy Provisions - Payment of Policy Benefits", Page ___.)

      A surrender may have Federal income tax consequences. (See "Tax Treatment of Policy Benefits," Page ___.

WITHDRAWAL OF CASH SURRENDER VALUE

      You may withdraw a portion of the Policy's Cash Surrender Value at any time before the death of the last to die of the two Insureds and after the first Policy Anniversary. The minimum amount which may be withdrawn is $500. The maximum Withdrawal is the Cash Surrender Value on the date we receive the Withdrawal request, minus three times the Monthly Deduction for the most recent Monthly Policy Date. However, if you elected the Guaranteed Death Benefit Rider, and you obtain a Withdrawal in excess of the cumulative premiums paid minus the Cumulative Guarantee Premium, then the Guaranteed Death Benefit Rider will enter a lapse pending notification period. This means that the Guaranteed Death Benefit Rider (but not the Policy itself) will lapse if a sufficient premium is not paid within the 61-day lapse pending notification period.

      A Withdrawal Charge will be deducted from the amount of the Withdrawal. For a discussion of the Withdrawal Charge, see "Charges and Deductions Withdrawal Charge" on Page ___.

      You may specify how you would like the Withdrawal to be taken from the Subaccounts of the Variable Account. If you do not so specify, we will allocate the Withdrawal to the Subaccounts in proportion to the Accumulated Value in each Subaccount. If the Accumulated Value in one or more Subaccounts is insufficient to carry out your instructions, we will not process the Withdrawal until we get further instructions from you. You may take Withdrawals from the Fixed Account only after the Accumulated Value in the Variable Account is exhausted.

      The effect of a Withdrawal on the Death Benefit and Face Amount will vary depending upon the Death Benefit Option in effect and whether the Unadjusted Death Benefit is based on the applicable percentage of Accumulated Value. (See "Death Benefit Options," Page ___.)

      Option A. The effect of a Withdrawal on the Face Amount and Unadjusted Death Benefit under Option A can be described as follows:

            If the Face Amount divided by the applicable percentage of Accumulated Value exceeds the Accumulated Value just after the Withdrawal, a Withdrawal will reduce the Face Amount and the Unadjusted Death Benefit by the lesser of such excess and the amount of the Withdrawal.

            For the purposes of this illustration (and the following illustrations of Withdrawals), assume that the Attained Age of the younger Insured is under 40 and there is no indebtedness. The applicable percentage is 250% for a younger Insured with an Attained Age under 40.

            Under Option A, a Policy with a Face Amount of $300,000 and an Accumulated Value of $30,000 will have an Unadjusted Death Benefit of $300,000. Assume that you take a Withdrawal of $10,000. The Withdrawal Charge will be $25 and the amount paid to you will be $9,975. The Withdrawal will reduce the Accumulated Value to $20,000 ($30,000 - $10,000) after the Withdrawal. The Face Amount divided by the applicable percentage is $120,000 ($300,000 / 2.50), which exceeds the Accumulated Value after the Withdrawal by $100,000 ($120,000 - $20,000). The lesser of this excess and the amount of the Withdrawal is $10,000, the amount of the Withdrawal. Therefore, the Unadjusted Death Benefit and Face Amount will be reduced by $10,000 to $290,000.

            If the Face Amount divided by the applicable percentage of Accumulated Value does not exceed the Accumulated Value just after the Withdrawal, then the Face Amount is not reduced. The Unadjusted Death Benefit will be reduced by an amount equal to the reduction in Accumulated Value times the applicable percentage (or equivalently, the Unadjusted Death Benefit is equal to the new Accumulated Value times the applicable percentage).

            Under Option A, a Policy with a Face Amount of $300,000 and an Accumulated Value of $150,000 will have an Unadjusted Death Benefit of $375,000 ($150,000 x 2.50). Assume that you take a Withdrawal of $10,000. The Withdrawal Charge will be $25 and the amount paid to you will be $9,975. The Withdrawal will reduce the Accumulated Value to $140,000 ($150,000 - $10,000). The Face Amount divided by the applicable percentage is $120,000, which does not exceed the Accumulated Value after the withdrawal. Therefore, the Face Amount stays at $300,000 and the Unadjusted Death Benefit is $350,000 ($140,000 x 2.50).

      Option B. The Face Amount will never be decreased by a Withdrawal. A Withdrawal will, however, always decrease the Death Benefit.

            If the Unadjusted Death Benefit equals the Face Amount plus the Accumulated Value, a Withdrawal will reduce the Accumulated Value by the amount of the Withdrawal. Thus the Unadjusted Death Benefit will also be reduced by the amount of the Withdrawal.

            Under Option B, a Policy with a Face Amount of $300,000 and an Accumulated Value of $90,000 will have an Unadjusted Death Benefit of $390,000 ($300,000 + $90,000). Assume you take a Withdrawal of $20,000.
      The Withdrawal Charge will be $25 and the amount we pay you will be $19,975. The Withdrawal will reduce the Accumulated Value to $70,000 ($90,000 - $20,000) and the Unadjusted Death Benefit to $370,000 ($300,000
      + $70,000). The Face Amount is unchanged.

            If the Unadjusted Death Benefit immediately prior to the Withdrawal is based on the applicable percentage of Accumulated Value, the Unadjusted Death Benefit will be reduced to equal the greater of (a) the Face Amount plus the Accumulated Value after deducting the amount of the Withdrawal and Withdrawal Charge and (b) the applicable percentage of Accumulated Value after deducting the amount of the Withdrawal.

            Under Option B, a Policy with a Face Amount of $300,000 and an Accumulated Value of $210,000 will have an Unadjusted Death Benefit of $525,000 ($210,000 X 2.5). Assume you take a Withdrawal of $60,000. The Withdrawal Charge will be $25 and the amount we pay you will be $59,975. The Withdrawal will reduce the Accumulated Value to $150,000 ($210,000 - $60,000), and the Unadjusted Death Benefit to the greater of (a) the Face Amount plus the Accumulated Value, or $450,000 ($300,000 + $150,000) and
      (b) the Unadjusted Death Benefit based on the applicable percentage of the Accumulated Value, or $375,000 ($150,000 X 2.50). Therefore, the Unadjusted Death Benefit will be $450,000. The Face Amount is unchanged.

      Any decrease in Face Amount due to a Withdrawal will reduce Face Amount in the order described under "Ability to Adjust Face Amount - Decreases" on page .

      Because a Withdrawal can affect the Face Amount and the Unadjusted Death Benefit as described above, a Withdrawal may also affect the Net Amount at Risk which is used to calculate the Cost of Insurance Charge under the Policy. (See "Cost of Insurance Charge," Page ___.) Since a Withdrawal reduces the Accumulated Value, the Cash Surrender Value of the Policy is reduced, thereby increasing the likelihood that the Policy will lapse. (See "Policy Lapse," Page ___.) Also, if a Withdrawal would result in cumulative premiums exceeding the maximum premium limitations applicable under the Code for life insurance, we will not allow that Withdrawal.

      You may request a Withdrawal only by sending a signed written request to us at our Home Office. You may not request a Withdrawal over the telephone. We will normally pay a Withdrawal within seven days of receiving at our Home Office a valid Withdrawal request.

      A Withdrawal of Cash Surrender Value may have Federal income tax consequences. (See "Tax Treatment of Policy Benefits," Page ___.)

FREE-LOOK PRIVILEGE

      The Policy provides for a "free-look" period, during which you may cancel the Policy and receive a refund equal to the gross premiums paid on the Policy. This free-look period ends 10 days after you receive the Policy (or any longer period provided by state law). To cancel the Policy, you must return the Policy to us or to our agent within the free look period with a written request for cancellation.

TELEPHONE TRANSACTION PRIVILEGE

      If you elect the telephone transaction privilege, either on the application for the Policy or thereafter by providing us with a proper written authorization, you may effect changes in premium allocation, transfers, and loans of up to $25,000 by providing instructions to us at our Home Office over the telephone. We may suspend telephone transaction privileges at any time, for any reason, if we deem such suspension to be in the best interests of Policy Owners.

      We will employ reasonable procedures to confirm that instructions we receive by telephone are genuine. If we follow these procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. We may be liable for any such losses if we do not follow those reasonable procedures. The procedures to be followed for telephone transfers will include one or more of the following:

      - requiring some form of personal identification prior to acting on instructions received by telephone

      -     providing written confirmation of the transaction, and

      -     making a tape recording of the instructions given by telephone.

OTHER TRANSFER RIGHTS

      Transfer Right for Policy. During the first two years following Policy issue, you may, on one occasion, transfer the entire Accumulated Value in the Variable Account to the Fixed Account, without regard to any limits on transfers or free transfers.

      Transfer Right for Change in Investment Policy. If the investment policy of a Subaccount of the Variable Account is materially changed, you may transfer Accumulated Value in that Subaccount to another Subaccount or to the Fixed Account, without regard to any limits on transfers or free transfers.

AVAILABLE AUTOMATED FUND MANAGEMENT FEATURES

      We currently offer, at no charge to you, two automated fund management features. Only one of these two automated fund management features may be operable at any time. We are not obligated to continue to offer these features. Although we have no current intention to do so, we may stop offering one or both of these features at any time, after providing 60 days prior written notice to all Owners who are currently utilizing the features being discontinued.

      Dollar Cost Averaging. This feature permits you to automatically transfer funds from the Money Market Subaccount to any other Subaccounts on a monthly basis. You may elect Dollar Cost Averaging at issue by marking the appropriate box on the initial application, and completing the appropriate instructions. You may also begin a Dollar Cost Averaging program after issue by filling out similar information on a change request form and sending it to us at our Home Office.

      If you elect this feature, we will take the amount to be transferred from the Money Market Subaccount and transfer it to the Subaccount or Subaccounts designated to receive the funds, each month on the Monthly Policy Date. If you elect Dollar Cost Averaging on your application for the Policy, it will start with the Monthly Policy Date after the date that the reallocation of the Accumulated Value out of the Money Market Subaccount and into the other Subaccounts occurs. If you begin a Dollar Cost Averaging program after the free look period is over, it will start on the next Monthly Policy Date. Dollar Cost Averaging will continue until the amount in the Money Market Subaccount is depleted. The minimum monthly transfer by Dollar Cost Averaging is $100, except for the transfer which reduces the amount in the Money Market Subaccount to zero. You may discontinue Dollar Cost Averaging at any time by sending an appropriate change request form to the Home Office. You may not use the dollar cost averaging feature to transfer Accumulated Value to the Fixed Account.

      Dollar Cost Averaging allows you to move funds into the various investment types on a more gradual and systematic basis than the frequency on which you pay premiums. The periodic investment of the same amount will result in higher numbers of units being purchased when unit prices are lower, and lower numbers of units being purchased when unit prices are higher. This will result, over time, in a lower cost per unit than the average of the unit costs on the days on which the automated purchases are made. This technique will not, however, assure a profit or protect against a loss in declining markets. Moreover, for the dollar cost averaging technique to be effective, amounts should be available for allocation from the Money Market Subaccount through periods of low price levels as well as higher price levels.

      Portfolio Rebalancing. This feature permits you to automatically rebalance the value in the Subaccounts on a quarterly, semi-annual or annual basis, based on your premium allocation percentages in effect at the time of the rebalancing. You may elect it at issue by marking the appropriate box on the initial application, or, after issue, by completing a change request form and sending it to the Home Office.

      In Policies utilizing Portfolio Rebalancing from the Date of Issue, an automatic transfer will take place which causes the percentages of the current values in each Subaccount to match the current premium allocation percentages, starting with the Monthly Policy Date three, six or twelve months after the Date of Issue, and then on each Monthly Policy Date three, six or twelve months thereafter. Policies electing Portfolio Rebalancing after issue will have the first automated transfer occur as of the Monthly Policy Date on or next following the date we receive the election at our Home Office, and subsequent rebalancing transfers will occur every three, six or twelve months from that date. You may discontinue Portfolio Rebalancing at any time by submitting an appropriate change request form to us at our Home Office.

      If you change your Policy's premium allocation percentages, Portfolio Rebalancing will automatically be discontinued unless you specifically direct otherwise.

      Portfolio Rebalancing will result in periodic transfers out of Subaccounts that have had relatively favorable investment performance in relation to the other Subaccounts to which a Policy allocates premiums, and into Subaccounts which have had relatively unfavorable investment performance in relation to the other Subaccounts to which the Policy allocates premiums.


                                THE FIXED ACCOUNT


      You may allocate some or all of the Net Premiums, and transfer some or all of your Policy's Accumulated Value, to our Fixed Account. We credit interest on Net Premiums and Accumulated Value allocated to the Fixed Account at rates we declare (subject to a minimum guaranteed interest rate of 4%). The principal, after deductions, is also guaranteed. The Fixed Account supports National Life's insurance and annuity obligations. All assets in the Fixed Account are subject to National Life's general liabilities from business operations.

      The Fixed Account has not, and is not required to be, registered with the SEC under the Securities Act of 1933. The Fixed Account has not been registered as an investment company under the Investment Company Act of 1940. Therefore, the Fixed Account is generally not subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to this account which are included in this Prospectus are for your information and have not been reviewed by the SEC. However, such disclosures may be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

MINIMUM GUARANTEED AND CURRENT INTEREST RATES

      The Accumulated Value in the Fixed Account is guaranteed to accumulate at a minimum effective annual interest rate of 4%. We may credit the non-loaned Accumulated Value in the Fixed Account with current rates in excess of the minimum guarantee, but we are not obligated to do so. We have no specific formula for determining current interest rates. Since we anticipate changing the current interest rate from time to time, in our sole discretion, allocations to the Fixed Account made at different times are likely to be credited with different current interest rates. We will declare an interest rate each month to apply to amounts allocated or transferred to the Fixed Account in that month. The rate declared on these amounts will remain in effect for twelve months. At the end of the 12-month period, we may declare a new current interest rate on such amounts and accrued interest thereon (which may be a different current interest rate than the current interest rate on new allocations to the Fixed Account on that date). We will determine any interest credited on the amounts in the Fixed Account in excess of the minimum guaranteed rate of 4% per year in our sole discretion. You assume the risk that interest credited may not exceed the guaranteed minimum rate. Amounts allocated to the Fixed Account will not share in the investment performance of our general account.

      Amounts deducted from the non-loaned Accumulated Value in the Fixed Account for Withdrawals, Policy loans, transfers to the Variable Account, Monthly Deductions or other charges are currently, for the purpose of crediting interest, accounted for on a last in, first out ("LIFO") method.

      We may change the method of crediting interest from time to time, as long as these changes do not reduce the guaranteed rate of interest below 4% per annum or shorten the period for which the interest rate applies to less than 12 months.

      Calculation of Non-loaned Accumulated Value in the Fixed Account. The non-loaned Accumulated Value in the Fixed Account at any time is equal to amounts allocated and transferred to it plus interest credited to it, minus amounts deducted, transferred or withdrawn from it.

      TRANSFERS FROM FIXED ACCOUNT

      We allow only one transfer in each Policy Year from the amount of non-loaned Accumulated Value in the Fixed Account to any or all of the Subaccounts of the Variable Account. The amount you transfer from the Fixed Account may not exceed the greater of 25% of the value of the non-loaned Accumulated Value in such account at the time of transfer, or $1000. We will make the transfer as of the Valuation Day we receive the written or telephone request at our Home Office.


                             OTHER POLICY PROVISIONS

      Indefinite Policy Duration. The Policy can remain in force indefinitely (in Texas and Maryland, however, the Policy matures at the younger Insured's Attained Age 100, at which time we will pay the Cash Surrender Value to you in one sum unless you have chosen a Payment Option, and the Policy will terminate). However, for a Policy to remain in force after the younger Insured reaches Attained Age 100, if the Face Amount is greater than the Accumulated Value, the Face Amount will automatically be decreased to the current Accumulated Value, and all Accumulated Value is transferred to the Fixed Account. Also, at the younger Insured's Attained Age 100 Option B automatically becomes Option A, and no premium payments are allowed after the younger Insured's Attained Age 100. Loan repayments are allowed, however. Monthly Deductions cease at the younger Insured's Attained Age 100. The tax treatment of a Policy's Accumulated Value after Age 100 is unclear, and you may wish to discuss this treatment with a tax advisor.

      Payment of Policy Benefits. You can decide the form in which we pay Death Benefit proceeds. During the lifetime of either of the two Insureds, you may arrange for the Death Benefit to be paid in a lump sum or under a Settlement Option. These choices are also available upon surrender of the Policy for its Cash Surrender Value. If no election is made, payment will be made in a lump sum. The Beneficiary may also arrange for payment of the Death Benefit in a lump sum or under a Settlement Option. If paid in a lump sum, we will ordinarily pay the Death Benefit to the Beneficiary within seven days after we receive proof of the death of both of the Insureds at our Home Office, and all other requirements are satisfied. If paid under a Settlement Option, the Death Benefit will be applied to the Settlement Option within seven days after we receive proof of the death of both of the Insureds at our Home Office, and all other requirements are satisfied.

      We will pay interest on the Death Benefit from the date we receive due proof of the death of the last to die of the two Insureds until payment is made. The interest rate will be the highest of (a) 4% per annum, (b) any higher rate we declare, or (c) any higher rate required by law

      We will normally pay the proceeds of a surrender, Withdrawal, or Policy loan within seven days of when we receive a written request at our Home Office in a form satisfactory to us.

      We will generally determine the amount of a payment as of the Valuation Day we receive all required documents. However, we may defer the determination or payment of such amounts if the date for determining such amounts falls within any period during which:

            (1) the disposal or valuation of a Subaccount's assets is not reasonably practicable because the New York Stock Exchange is closed or conditions are such that, under the SEC's rules and regulations, trading is restricted or an emergency is deemed to exist; or

            (2) the SEC by order permits postponement of such actions for the protection of our policyholders.

            We also may defer the determination or payment of amounts from the Fixed Account for up to six months.

      Transactions will not be processed on the following days: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, the day after Thanksgiving and Christmas Day. In addition, Premium Payments will not be allocated and transactions will not be effected to the Money Market Subaccount on Columbus Day and Veterans Day.

      We may postpone any payment under the Policy derived from an amount paid by check or draft until we are satisfied that the check or draft has been paid by the bank upon which it was drawn.

      The Contract. The Policy and the application are the entire contract. Only statements made in the applications can be used to void the Policy or deny a claim. The statements are considered representations and not warranties. Only one of National Life's duly authorized officers or registrars can agree to change or waive any provisions of the Policy, and only in writing. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.

      Ownership. The Owner is named in the application or thereafter changed. While either of the two Insureds is living, the Owner is entitled to exercise any of the Policy's rights. If the Owner dies before the last to die of the two Insureds, these rights will vest in the estate of the Owner, unless otherwise provided.

      Beneficiary. You designate the Beneficiary in the application for the Policy. You may change the Beneficiary during the lifetime of either of the two Insureds by sending us a written notice. The interest of any Beneficiary who dies before the last to die of the two Insureds shall vest in you unless you otherwise provide.

      Change of Owner and Beneficiary. As long as the Policy is in force, you may change the Owner or Beneficiary by sending us an acceptable written request. The change will take effect as of the date the request is signed, whether or not the Insureds are living when the request is received by us. We will not be responsible for any payment made or action taken before we receive the written request.

      Split Dollar Arrangements. You may enter into a Split Dollar Arrangement among the Owners or another person or persons under which the payment of premiums and the right to receive the benefits under the Policy (i.e., Cash Surrender Value or Death Benefit) are split between the parties. There are different ways of allocating such rights.

      For example, an employer and employee might agree that under a Policy on the lives of the employee and his or her spouse, the employer will pay the premiums and will have the right to receive the Cash Surrender Value. The employee may designate the Beneficiary to receive any Death Benefit in excess of the Cash Surrender Value. If the employee and his or her spouse both die while such an arrangement is in effect, the employer would receive from the Death Benefit the amount which the employer would have been entitled to receive upon surrender of the Policy and the employee's Beneficiary would receive the balance of the proceeds.

      No transfer of Policy rights pursuant to a Split Dollar Arrangement will be binding on us unless in writing and received by us. We do not assess any specific charge for Split Dollar Arrangements.

      The parties who elect to enter into a Split Dollar Arrangement should consult their own tax advisers regarding the tax consequences of such an arrangement.

      Assignments. You may assign any and all rights under the Policy. We are not bound by an assignment unless it is in writing and we have received it at our Home Office. We assume no responsibility for determining whether an assignment is valid or the extent of the assignee's interest. All assignments will be subject to any Policy loan. The interest of any Beneficiary or other person will be subordinate to any assignment. A payee who is not also the Owner may not assign or encumber Policy benefits, and to the extent permitted by applicable law, such benefits are not subject to any legal process for the payment of any claim against the payee.

      Misstatement of Age and Sex. If the age or sex of either of the two Insureds at the Date of Issue has been misstated in the application, we will adjust the Accumulated Value of the Policy to be the amount that it would have been had the Cost of Insurance Charges deducted been based on the correct age and sex, or as otherwise required by state law. The adjustment will take place on the Monthly Policy Date on or after the date on which we have proof to our satisfaction of the misstatement. If both of the Insureds have died, we will adjust the Accumulated Value as of the last Monthly Policy Date prior to the last to die of the Insureds' death; however, if the Accumulated Value is insufficient for that adjustment, the amount of the Unadjusted Death Benefit will also be adjusted.

      Suicide. If either Insured dies by suicide, while sane or insane, within two years from the Date of Issue of the Policy (except where state law requires a shorter period), or within two years of the effective date of a reinstatement (unless otherwise required by state law), our liability is limited to the payment to the Beneficiary of a sum equal to the premiums paid less any Policy loan and accrued interest and any Withdrawals (since the date of reinstatement, in the case of a suicide within two years of the effective date of a reinstatement), or other reduced amount provided by state law.

      If either Insured dies by suicide within two years (or shorter period required by state law) from the effective date of any Policy change which increases the Unadjusted Death Benefit and for which an application is required, the amount which we will pay with respect to the increase will be the Cost of Insurance Charges previously made for such increase (unless otherwise required by state law).

      Incontestability. The Policy will be incontestable after it has been in force during both Insured's lifetimes for two years from the Date of Issue (or such other date as required by state law). Similar incontestability will apply to an increase in Face Amount or reinstatement after it has been in force during both Insureds' lifetimes for two years from its effective date.

      Before such times, however, we may contest the validity of the Policy (or changes) based on material misstatements in the initial or any subsequent application.

      Dividends. The Policy is participating; however, no dividends are expected to be paid on the Policy. If dividends are ever declared, they will be paid in cash, or paid in the form required by the applicable state.

      Correspondence. All correspondence to you is deemed to have been sent to you if mailed to you at your last address known to us.

      Settlement Options. In lieu of a single sum payment on death or surrender, you may elect to apply the Death Benefit under any one of the fixed-benefit Settlement Options provided in the Policy. The options are described below.

            Payment of Interest Only. We will pay interest at a rate of 3.5% per year on the amount of the proceeds retained by us. Upon the earlier of the payee's death or the end of a chosen period, the proceeds retained will be paid.

            Payments for a Stated Time. We will make equal monthly payments, based on an interest rate of 3.5% per annum, for the number of years you select.

            Payments for Life. We will make equal monthly payments, based on an interest rate of 3.5% per annum, for a guaranteed period and thereafter during the life of a chosen person. Guaranteed payment periods may be elected for 0, 10, 15, or 20 years or for a refund period, at the end of which the total payments will equal the proceeds placed under the option.

            Payments of a Stated Amount. We will make equal monthly payments until the proceeds, with interest at 3.5% per year on the unpaid balance, have been paid in full. The total payments in any year must be at least $10 per month for each thousand dollars of proceeds placed under this option.

            Life Annuity. We will make equal monthly payments in the same manner as in the above Payments for Life option except that the amount of each payment will be the monthly income provided by our then current settlement rates on the date the proceeds become payable. No additional interest will be paid.

            Joint and Two Thirds Annuity. We will make equal monthly payments, based on an interest rate of 3.5% per year, while two chosen persons are both living. When either chosen person dies, we will continue to make two-thirds of the amount of those payments during the life of the survivor. We may require proof of the ages of the chosen persons.

            50% Survivor Annuity. We will make equal monthly payments, based on an interest rate of 3.5% per year, during the lifetime of the chosen primary person. When the primary chosen person dies, we will continue to pay 50% of the amount of those payments during the lifetime of the secondary chosen person. We may require proof of the ages of the chosen persons.

      We may pay interest in excess of the stated amounts under the first four options listed above, but not the last three. A right to change options or to withdraw all or part of the remaining proceeds may be included in the first two, and the fourth, options above. For additional information concerning the payment options, see the Policy.


                                OPTIONAL BENEFITS


      The following optional benefits, which are subject to the restrictions and limitations set forth in the applicable Policy Riders, may be included in a Policy at your option, if the Insureds meet any applicable underwriting requirements. Election of any of these optional benefits may involve an additional cost.

GUARANTEED DEATH BENEFIT

      If you elect the Guaranteed Death Benefit Rider, we will guarantee that the Policy will not lapse, regardless of the Policy's investment performance, either for the entire lifetimes of the Insureds, or until the end of the year that the younger Insured attains Age 80, whichever you elect. To be eligible to elect the guarantee period until the end of the year that the younger Insured attains Age 80, the Issue Age of the younger Insured must be 70 or less. Riders which guarantee that the Policy will not lapse prior to the end of the year that the younger Insured attains Age 80 will have lower Monthly

Guarantee Premiums (and therefore lower Cumulative Guarantee Premiums) than Riders which guarantee that the Policy will not lapse for the entire lifetimes of the Insureds.

      To keep this Rider in force, you must pay cumulative premiums greater than the Cumulative Guarantee Premium from the Date of Issue. Your Policy will be tested monthly for this qualification, and if not met, a notice will be sent to you, who will have 61 days from the date the notice is mailed to pay a premium sufficient to keep the Rider in force. The premium required will be an amount equal to the Cumulative Guarantee Premium from the Date of Issue, plus two times the Monthly Guarantee Premium, minus the sum of all premiums previously paid. The Rider will be cancelled if a sufficient premium is not paid during that 61-day period. The Rider cannot be reinstated. The amount of the Monthly Guarantee Premium for each Policy electing the Guaranteed Death Benefit Rider will be stated in the Data section of the Policy.

      The cost of the Guaranteed Death Benefit Rider is $0.01 per thousand of Face Amount per month. This Rider is available only at issue, and only if at least 50% of the Face Amount consists of Basic Coverage.

      If while the Guaranteed Death Benefit Rider is in force, the Accumulated Value of the Policy is not sufficient to cover the Monthly Deductions, Monthly Deductions will be made until the Accumulated Value of the Policy is exhausted, and will thereafter be deferred, and collected at such time as the Policy has positive Accumulated Value. For as long as Cash Surrender Value is zero, failure to have paid the Cumulative Guarantee Premium as of any Monthly Policy Date will cause the Guaranteed Death Benefit Rider to enter a 61 day lapse pending notification period. If a sufficient premium, as set forth above, is not paid during this period, the Rider will be cancelled and if the Cash Surrender Value is still zero, the Policy will enter a Grace Period, and will lapse if the Grace Period expires without a sufficient premium payment (see "Payment and Allocation of Premiums - Policy Lapse", Page ).

      If you increase the Face Amount of your Policy or change the Death Benefit Option from Option A to Option B, the Rider's guarantee will extend to the increased Face Amount. The Monthly Guarantee Premiums will increase as a result.

      If you wish to keep the Rider in force, you must limit Withdrawals and Policy loans to the excess of premiums paid over the Cumulative Guarantee Premium. If you take a larger Policy loan or Withdrawal, the Guaranteed Death Benefit Rider will enter a 61-day lapse-pending notification period, and will be cancelled if a sufficient premium is not paid.

      THE GUARANTEED DEATH BENEFIT RIDER IS NOT AVAILABLE IN TEXAS OR MASSACHUSETTS.

ADDITIONAL PROTECTION BENEFIT

      The Additional Protection Benefit Rider may be used to provide a higher Face Amount by adding Additional Coverage to the Policy. This Rider is available only at issue, or after issue only by submitting an application to us with evidence satisfactory to us of insurability of both Insureds. Additional Coverage must be in an amount of at least $50,000, and cannot exceed three times the Basic Coverage.

      Adding to the Face Amount of the Policy through the Additional Protection Benefit Rider can offer a cost savings over adding to the Face Amount by increasing the Basic Coverage. Specifically, there is no Target Premium, no Surrender Charge, and no per $1000 Monthly Administrative Charge associated with Additional Coverage. The cost of the Rider is that a Cost of Insurance Charge is included in the Monthly Deductions for the Additional Coverage - the guaranteed cost of insurance rate applicable to the Additional Coverage will generally be higher than the rate applicable to Basic Coverage, but current cost of insurance rates may be either higher or lower for the Additional Coverage than for the Basic Coverage.

POLICY SPLIT OPTION

      If you elect the Policy Split Option Rider, you will have the right to split the Face Amount and Accumulated Value of a Policy into two single life whole life insurance contracts on the lives of each of the two Insureds, in the event of divorce or a material change in federal estate tax law. The two single life contracts may be any traditional whole life insurance, universal or variable life insurance contract we are then offering. This Rider is available only at issue, only to Insureds legally married to each other, only where both Insureds are not in a substandard Rate Class with a rating in excess of 250% and not uninsurable, and only where neither Insured is older than age 80. We will allow you to exercise the option to split the Policy without evidence of insurability, but only within 180 days of the date of a final divorce decree relating to the Insureds, or within 180 days of the occurrence of either of the following changes in federal estate tax law: (1) an end to the Unlimited Marital Deduction, as defined in the Code; and
(2) a reduction of 50% or more of the percentage federal estate tax rate applicable to the estate of the surviving spouse.

      The two new policies will have an issue date of the date of the split, and will be based on the Insureds' ages as of the date of the split. The Rate Classes of each of the Insureds will be the Rate Class for such Insured for the most recently issued coverage segment under the Policy. You may select the face amounts of the new policies, as long as the total of the two face amounts does not exceed the Face Amount of the Policy on the date of the split, and neither of the face amounts on the two new policies exceeds 50% of the Face Amount on the Policy. Increases on the Policy which contain a substandard rating in excess of 250% will not be eligible for the split. If the face amounts of the new policies are not equal, and the Policy is jointly owned, then the consent of all Owners to the split is required. The Accumulated Value, and any Policy loans and accrued interest, will be split in proportion to the Face Amount split, and the total of the accumulated values and any policy loans and accrued interest of the new individual contracts will equal the Accumulated Value of the Policy. There will not be new suicide and incontestability periods for the new individual policies as of the date of the split if they had expired on the Policy prior to the split, but if such periods had not expired, then the remaining time to expiration will be transferred to the new Policies.

      There is no cost for the Policy Split Option Rider, except that a fixed charge of $200 will also be assessed at the time of the split to cover administrative costs. You may cancel the Rider at any time. It will automatically terminate on its exercise, on the date of death of the first of the two Insureds to die, or on the date that the older of the Insureds reaches Attained Age 85. Any other Riders applicable to the Policy will terminate upon exercise of the Policy Split Option.

ESTATE PRESERVATION RIDER

      The Estate Preservation Rider is designed for use in situations in which a Policy is issued outside of an irrevocable life insurance trust but is expected to be transferred into such a trust within a year after the Date of Issue. This Rider provides four years of additional last survivor term coverage on the two Insureds. The goal of the rider is to provide a Death Benefit including this Rider, net of incremental estate taxes owed as a result of the Policy, at least equal to the Death Benefit provided by the Policy not including the Rider. This Rider is available only at issue and only where the Insureds are legally married to each other.

      The cost of the Estate Preservation Rider is a charge for the death benefit coverage included by this Rider, at the same rates that apply to the Additional Coverage. The coverage provided by this Rider will be level, regardless of whether Option A or Option B applies to the Face Amount of the Policy. The amount of coverage will be the initial Face Amount multiplied by a fraction the numerator of which is 0.55 and the denominator of which is 1-0.55, or 0.45. A factor of 0.55 is used in the above formula because the maximum estate tax rate is currently 55%.

      Any decrease in Face Amount during the first four Policy Years will result in a proportionate reduction in the coverage provided by the Estate Preservation Rider.

      The Estate Preservation Rider will terminate on the first Policy Anniversary, if the Owner of the Policy has not become an irrevocable life insurance trust by that time. If the Owner has become an irrevocable life insurance trust by such time, then the Rider will automatically terminate at the end of the fourth Policy Year.

TERM RIDER

      The Term Rider allows you to add individual life term coverage on either or both of the two Insureds. The Term Rider is available at any time, subject to submission of an application with evidence of insurability satisfactory to us, on Insureds with Issue Ages from 20 through 75. The Term Rider coverage is renewable through age 80. The maximum amount of Term Rider coverage for each Insured is 50% of the Face Amount of the Policy. Charges included in the Monthly Deductions will include amounts associated with the individual life term coverage. The cost of insurance rates for the Term Rider will be set forth in the Rider.

      Individual term life insurance coverage addresses different insurance needs than the survivorship life insurance coverage provided by the Face Amount of the Policy. Your determination of the usefulness of the Term Rider should be based on your specific insurance needs. Consult your sales representative for further information.

CONTINUING COVERAGE RIDER

      The Continuing Coverage Rider allows you to extend coverage at the Face Amount of a Policy beyond the younger Insured's Attained Age 100 if the Policy is still in force at that time. This Rider is available only at issue and only if the younger Insured is no older than Attained Age 75.

      On the date that the extension of coverage occurs, the Policy's Accumulated Value will be transferred to the Fixed Account, and no further transfers will be permitted. The Monthly Deductions will be set to zero. No further Premium Payments will be accepted. All other rights and benefits will continue while the Policy is in force.

      The charge is guaranteed never to exceed $3.50 per $1000 per month applied to the Net Amount at Risk. The current charge for the Continuing Coverage Rider is $2.50 per $1000 per month, applied to the Net Amount at Risk. The charge will begin at the younger Insured's Attained Age 90. At the time charges begin for this Rider, Policies with Death Benefit Option B will automatically be changed to Death Benefit Option A.

      The tax consequences associated with continuing a Policy beyond age 100 of the younger Insured are uncertain.

ENHANCED DEATH BENEFIT RIDER

The Enhanced Death Benefit Rider may provide a higher Death Benefit at a targeted age for the younger Insured. You select the target age. The Rider operates by increasing the otherwise applicable specified percentages that are shown in the Policy and which may be applied in determining the Death Benefit, beginning 4 years prior to the targeted Attained Age and ending at Attained Age 99 of the younger Insured, by the following percentages:


      Target Age - 4:  4%                Target Age -1:  16%                 Attained Age - 97: 12%
      Target Age - 3:  8%                Target Age through Age 95:  20%     Attained Age - 98:  8%
      Target Age - 2:  12%               Attained Age - 96:  16%             Attained Age - 99:  4%


      The target age must be at least the later of the younger Insured's Attained Age 70 and 15 years after the Date of Issue. The target age cannot be more than Attained Age 95 of the younger Insured. Once you select it, you may not change the target age. You may cancel this Rider at any time, but if you do, you may not reinstate it.

      There is no cost for the Enhanced Death Benefit Rider. However, if the Rider's increases in the specified percentages result in an increase in Death Benefit, the Net Amount at Risk will be higher than if the Rider did not apply, and the Cost of Insurance Charges will be commensurately higher.

      This Rider is available only at issue, and only where the younger Insured's Attained Age is 80 or less.

AUTOMATIC INCREASE RIDER

      The Automatic Increase Rider will provide for regular increases in Face Amount. You may elect that such increases be effected annually in amounts equal to either of 5% or 10% of the sum of the Face Amount of the Policy at issue, plus all previous increases resulting from this Rider. You may also elect annual increases of a level amount equal to your planned periodic premiums for the Policy. In either case, the maximum increase that can be effected by means of the Automatic Increase Rider is 100% of the Face Amount of the Policy at issue.

      Increases in Face Amount effected by means of the Automatic Increase Rider will be similar to Additional Coverage in that there will be no Target Premium, no Surrender Charge and no per $1000 Monthly Administrative Charge associated with these increases.

      The cost of the Rider is that the Cost of Insurance Charge for the Policy will include amounts for the increase segments as they become effective. The cost of insurance rates will be the same as the rates we apply to Basic Coverage at issue. Guaranteed cost of insurance rates that will be applied to increases effected through this Rider will be set forth in the Rider.

      An Automatic Increase Rider terminates:

      (a) at your request

      (b) when the younger insured reaches Attained Age 81

      (c) when the maximum total increase is reached

      (d) on the death of the first to die of the Insureds, or (e) when a requested decrease in Face Amount becomes effective.

Termination of the Rider does not cancel previously added increases.

      This Rider is available only at issue, only if the younger Insured's Issue Age is at least 20 and less than 71, and only if neither Insured has a substandard rating in excess of 250%.


                        FEDERAL INCOME TAX CONSIDERATIONS

INTRODUCTION

      The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY

      In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. In the absence of such guidance there is some uncertainty as to whether the Policy will qualify as a life insurance contract for Federal tax purposes. Nevertheless, National Life believes it reasonable to conclude that a Policy will satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, National Life may take appropriate steps to bring the policy into compliance with such requirements and National Life reserves the right to modify the policy as necessary in order to do so.

      In certain circumstances, owners of variable life insurance policies have been considered for Federal income tax purposes to be the owners of the assets of separate accounts supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to separate account assets. There is little guidance in this area, and some features of the policy, such as the flexibility of Policy Owners to allocate premium payments and Accumulated Values, have not been explicitly addressed in published rulings. While National Life believes that the policy does not give Policy Owners investment control over Variable Account assets, we reserve the right to modify the policy as necessary to prevent the Policy Owner from being treated as the owner of the Variable Account assets supporting the Policy.

      In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the policy to be treated as a life insurance contract for Federal income tax purposes. It is intended that the Variable Account, through the Funds, will satisfy these diversification requirements.

      The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

      In General. National Life believes that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax advisor should be consulted on these consequences.

      Generally, a Policy Owner will not be deemed to be in constructive receipt of the Accumulated Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

      Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policy as to premium payments and benefits, the individual circumstances of each Policy will determine whether it is classified as a Modified Endowment Contract. The rules are too complex to be summarized here, but generally depend on the amount of premium payments made during the first seven policy years. Certain changes in a policy after it is issued, such as a reduction in benefits, could also cause it to be classified as a Modified Endowment Contract. A current or prospective Policy Owner should consult with a competent advisor to determine whether a policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

      Distributions Other Than Death Benefits from Modified Endowment Contracts. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

      (1) All distributions other than death benefits from a Modified Endowment Contract, including distributions upon surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

      (2) Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

      (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary or designated beneficiary.

      Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Policy Owner's investment in the policy and only after the recovery of all investment in the policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if policy benefits are reduced during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax.

      Loans from or secured by a Policy that is not classified as a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with preferred Policy loans is less clear and a tax adviser should be consulted about such loans.

      Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

      Investment in the Policy. Your investment in the Policy is generally your aggregate premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

      Policy Loan Interest. In general, interest paid on any loan under a Policy will not be deductible.

      Multiple Policies. All Modified Endowment Contracts that are issued by National Life (or its affiliates) to the same Policy Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

      Continuation Beyond Age 100. The tax consequences of continuing the Policy beyond the Insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the Insured's 100th year.

      Other Tax Considerations. The Policy can be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser.

      Federal and state estate, inheritance, transfer, and other tax consequences depend on the individual circumstances of each Policy Owner or beneficiary. A tax advisor should be consulted on these consequences.

      The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the Policy Owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

POSSIBLE TAX LAW CHANGES

      Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

POSSIBLE CHARGES FOR NATIONAL LIFE'S TAXES

      At the present time, National Life makes no charge for any Federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the Subaccounts or to the policies. National Life reserves the right to charge the Subaccounts for any future taxes or economic burden National Life may incur.


                                  VOTING RIGHTS


      We will invest all of the assets held in the Subaccounts of the Variable Account in shares of corresponding Portfolios of the Funds. The Funds do not hold routine annual shareholders' meetings. Shareholders' meetings will be called whenever each Fund believes that it is necessary to vote to elect the Board of Directors of the Fund and to vote upon certain other matters that are required to be approved or ratified by the shareholders of a mutual fund.

      We are the legal owner of Fund shares and as such have the right to vote upon any matter that may be voted upon at a shareholders' meeting. However, in accordance with the SEC's view of present applicable law, we will vote the shares of the Funds at meetings of the shareholders of the appropriate Fund or Portfolio in accordance with instructions of Policy Owners. We will vote Fund shares for which Owners do not send timely instructions in the same proportion as those shares in that Subaccount for which instructions are received.

      If you have a voting interest, we will send you proxy material and a form for giving voting instructions. You may vote, by proxy or in person, only as to the Portfolios that correspond to the Subaccounts in which your Policy values are allocated. The number of shares held in each Subaccount attributable to a Policy for which you may provide voting instructions will be determined by dividing your Policy's Accumulated Value in that account by the net asset value of one share of the corresponding Portfolio as of the record date for the shareholder meeting. We will count fractional shares. For each share of a Portfolio for which Owners have no interest, we will cast votes, for or against any matter, in the same proportion as Owners provide voting instructions.

      If required by state insurance officials, we may disregard voting instructions if they would require shares to be voted so as to cause a change in the investment objectives or policies of one or more of the Portfolios, or to approve or disapprove an investment policy or investment adviser of one or more of the Portfolios. In addition, we may disregard voting instructions in favor of certain changes initiated by an Owner or a Fund's Board of Directors, if our disapproval of the change is reasonable and is based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the portfolio's objectives and purposes, and the effect the change would have on us. If we disregard voting instructions, we will advise you of that action and our reasons in the next semi-annual report to Owners.

      Shares of the Funds are currently being offered to variable life insurance and variable annuity separate accounts of life insurance companies other than National Life that are not affiliated with National Life. National Life understands that shares of these Funds also will be voted by such other life insurance companies in accordance with instructions from their policyholders invested in such separate accounts. This will dilute the effect of your voting instructions.


                CHANGES IN APPLICABLE LAW, FUNDING AND OTHERWISE


     The voting rights described in this Prospectus are created under applicable Federal securities laws. If changes in these laws or regulations eliminate the necessity to solicit your voting instructions or restrict such voting rights, we may proceed in accordance with any such laws or regulations.

      National Life also reserves the right, subject to compliance with applicable law, including approval of Owners, if so required:

      (1) to make changes in the form of the Variable Account, if in its judgment such changes would serve the interests of Owners or would be appropriate in carrying out the purposes of the Policies, for example:

            (i) operating the Variable Account as a management company under the 1940 Act

            (ii) deregistering the Variable Account under the 1940 Act if registration is no longer required

            (iii) combining or substituting separate accounts

            (iv) transferring the assets of the Variable Account to another separate account or to the Fixed Account

            (v) making changes necessary to comply with, obtain or continue any exemptions from the 1940 Act, or

            (vi) making other technical changes in the Policy to conform with any action described herein;

      (2) if in its judgment a Portfolio no longer suits the investment goals of the Policy, or if tax or marketing conditions so warrant, to substitute shares of another investment portfolio for shares of such Portfolio;

      (3) to eliminate, combine, or substitute Subaccounts and establish new Subaccounts, if in its judgment marketing needs, tax considerations, or investment conditions so warrant;

      (4) to transfer assets from a Subaccount to another Subaccount or separate account if the transfer in our judgment would best serve interests of Policy Owners or would be appropriate in carrying out the purposes of the Policies; and

      (5) to modify the provisions of the Policies to comply with applicable laws.

      We have reserved all rights in respect of our corporate name and any part thereof, including without limitation the right to withdraw its use and to grant its use to one or more other separate accounts and other entities.

      If your Policy has Accumulated Value in a Subaccount that is eliminated, we will notify you at least 30 days before the elimination, and will ask that you name the Subaccount or Subaccounts (or the Fixed Account) to which the Accumulated Value in that Subaccount should be transferred. If you do not name a new Subaccount, then we will use the Money Market Subaccount. In any case, if in the future we impose a transfer charge or limits on the number of transfers or free transfers, no charge will be made for this transfer, and it will not count toward any limit on transfers or free transfers.

                     OFFICERS AND DIRECTORS OF NATIONAL LIFE


      The officers and directors of National Life, as well as their principal occupations during the past five years, are listed below.

                                    PRINCIPAL OCCUPATION
NAME AND POSITION                   DURING THE PAST FIVE YEARS
-----------------                   --------------------------
Patrick E. Welch                    1997 to present - Chairman of the Board
    Chairman of the Board,          and Chief Executive Officer; 1992 to 1997 -
    Chief Executive Officer         Chairman of the Board, Chief Executive
                                    Officer and President of GNA Corporation

Thomas H. MacLeay                   1996 to Present - President and
    President, Chief                Chief Operating Officer; 1993 to
    Operating Officer,              1996 - Executive Vice President
    and Director                    & Chief Financial Officer; 1991 to
                                    1993 - Senior Vice President & Chief
                                    Financial Officer

Robert E. Boardman                  1994 to present - Chairman of Hickok &
    Director                        Boardman Financial Network
                                    1967 to present - President of Hickok &
                                    Boardman Realty, Inc.

Earle H. Harbison, Jr.              1993 to present:  Chairman of
    Director                        Harbison Walker, Inc.; 1986 to
                                    1992 - President and Chief
                                    Operating Officer of Monsanto Company

A. Gary Shilling                    1978 to present - President of A.
    Director                        Gary Shilling & Company, Inc.


James A. Mallon                     1998 to present:  Executive Vice President & Chief
    Executive Vice President &      Marketing Officer; 1996 to 1998:President & Chief
     Chief Marketing Officer        Executive Officer - Integon Life Insurance Corporation;
                                    1993 to 1996:  Senior Vice President & Chief Marketing
                                    Officer - Commercial Union Life Insurance Company
                                    Of America

William A. Smith                    1998 to present:  Executive Vice President & Chief
      Executive Vice President &    Financial Officer; 1994 to 1998 - Vice President and
      Chief Financial Officer       Controller, American Express Financial Advisors;
                                    1991 to 1994 - Vice President and Chief Financial
                                    Officer of ACUMA, Ltd.



Rodney A. Buck                      1996 to present - Senior Vice
    Senior Vice President &         President and Chief Investment
    Chief Investment Officer        Officer; 1993 to 1995 - Senior Vice President -
                                    Investments; 1996 to present - Chairman &
                                    Chief Executive Officer, National Life
                                    Investment Management Company, Inc.
                                    ("NLIMC"); 1991 to 1995 President and Chief
                                    Operating Officer, NLIMC; 1998 to present -
                                    Chief Executive Officer; 1987 to 1997 -
                                    Senior Vice President - Sentinel Advisors
                                    Company.

Gregory H. Doremus                  1998 to present:  Senior Vice President -
    Senior Vice President - New     New Business & Customer Services; 1994 to 1998 -
    Business & Customer Services    Vice President - Customer Services; 1990
                                    to 1994 - Second Vice President - Client
                                    Services

                                    PRINCIPAL OCCUPATION
NAME AND POSITION                   DURING THE PAST FIVE YEARS
-----------------                   --------------------------
Michele S. Gatto                    1999 to present - Senior Vice President & General
    Senior Vice President &         Counsel; 1997 to 1999, Vice President, General Counsel
    General Counsel                 and Secretary, Massachusetts Casualty
                                    Insurance Company; 1986 to 1997, Vice
                                    President, Assistant General Counsel,
                                    Assistant Secretary/Treasurer, and other
                                    legal positions, The Paul Revere
                                    Corporation

Charles C. Kittredge                1997 to  present:  Senior Vice President - Sales
    Senior Vice President - Sales   and Distribution;  1993 to 1997: - Vice President -
    and Distribution                Agency Financial Planning & Services


Michael A. Tahan                    1998 to present:  Senior Vice President & Chief
    Senior Vice President &         Information Officer; 1991 to 1998 - First Vice
    Chief Information Officer       President & Chief Information Officer,
                                    Merrill Lynch Asset Management


                            DISTRIBUTION OF POLICIES


      We sell Policies through agents who are licensed by state insurance authorities to sell our variable life insurance policies, and who are also registered representatives of Equity Services, Inc. ("ESI") or registered representatives of broker/dealers who have Selling Agreements with ESI. ESI, whose address is National Life Drive, Montpelier, Vermont 05604, is a registered broker/dealer under the Securities Exchange Act of 1934 (the "1934 Act") and a member of the National Association of Securities Dealers, Inc. (the "NASD"). ESI is an indirect wholly-owned subsidiary of National Life, formed on October 7, 1968. ESI acts as the principal underwriter, as defined in the 1940 Act, of the Policies, and for the Variable Account pursuant to an Underwriting Agreement to which the Variable Account, ESI and National Life are parties.

      National Life is seeking approval to sell the Policies in all states and the District of Columbia. However, all approvals may not be obtained. The Policies are offered and sold only in those states where their sale is lawful.

      The directors of ESI are Patrick E. Welch, Thomas H. MacLeay, Rodney A. Buck, all of whose principal occupations are disclosed under "Directors and Officers of National Life" above, and Joseph M. Rob, the Chairman, Chief Executive Officer and President of ESI. ESI's other officers are:

      John M. Grab, Jr.       Senior Vice President & Chief Financial Officer
      Stephen A. Englese      Vice President - Financial Products
      Gregory D. Teese        Vice President - Compliance
      Budd A. Shedaker        Assistant Vice President - Communications
      D. Russell Morgan       Counsel
      Sharon E. Bernard       Treasurer & Controller
      Lisa A. Pettrey         Secretary
      JoAnn K. Morissette     Assistant Secretary

      The principal business address of all these individuals is National Life Drive, Montpelier, Vermont 05604.

      We do the insurance underwriting , determine a proposed Insured's Rate Class, and determine whether to accept or reject an application for a Policy. We will refund any premiums paid if a Policy ultimately is not issued or will refund the applicable amount if the Policy is returned under the free look provision.

      Agents who are ESI registered representatives are compensated for sales of the Policies on a commission and service fee basis and with other forms of compensation. During the first Policy Year, agent commissions will not be more than 50% of the premiums paid up to a target amount (which is a function of Basic Coverage, and which is used primarily to determine commission payments) and 3% of the premiums paid in excess of that amount. For Policy Years 2 through 10, the agent commissions will not be more than 4.0% of the premiums paid up to the target amount, and 3% of premiums paid in excess of that amount. For Policy Year 11 and thereafter, agent commissions will be 1.5% of all premiums paid.

For premiums received in the year following an increase in Basic Coverage and attributable to the increase, agent commissions will not be more than 48.5% up to the target amount for the increase. Agents may also receive expense allowances, and will also receive service fees, starting in Policy year 5, of 0.15% of unloaned accumulated value. Agents who are affiliated with National Life's producer group may receive compensation somewhat higher than the amounts stated above.

      Dealers other than ESI will receive gross concessions during the first Policy Year of 90% of the premiums paid up to the target amount, and 4% of the premiums paid in excess of that amount. For Policy Years 2 through 10, the gross dealer concession will not be more than 4.0% of the premiums paid. For Policy Year 11 and thereafter, the gross dealer concession will be 1.5% of all premiums paid. Such dealers will also receive gross service fees beginning in Policy Year 5 of 0.20% of unloaned Accumulated Value.


                                 POLICY REPORTS


      At least once each Policy Year we will send you a statement describing the status of the Policy, including setting forth:

      -     the Face Amount

      -     the current Unadjusted Death Benefit

      -     any Policy loans and accrued interest

      -     the current Accumulated Value

      -     the non-loaned Accumulated Value in the Fixed Account

      -     the amount held as Collateral in the Fixed Account

      -     the value in each Subaccount of the Variable Account

      -     premiums paid since the last report

      -     charges deducted since the last report

      -     any Withdrawals since the last report, and

      -     the current Cash Surrender Value.

      We currently plan to send such statements quarterly. In addition, we will send you a statement showing the status of the Policy following the transfer of amounts from one Subaccount of a Variable Account to another or between the Fixed Account and the Variable Account, the taking out of a loan, a repayment of a loan, a Withdrawal and the payment of any premiums (excluding those paid by bank draft or otherwise under the Automatic Payment Plan).

      We will send you a semi-annual report containing the financial statements of each Fund in which your Policy has Accumulated Value, as required by the 1940 Act.


                                STATE REGULATION


      We are subject to regulation and supervision by the Department of Banking, Insurance, Securities and Health Care Administration of the State of Vermont, which periodically examines our affairs. We are also subject to the insurance laws and regulations of all jurisdictions where we are authorized to do business. We have filed a copy of the Policy form with, and where required obtained an approval by, insurance officials in each jurisdiction where the Policies are sold. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for the purposes of determining solvency and compliance with local insurance laws and regulations.

                   INSURANCE MARKETPLACE STANDARDS ASSOCIATION

      National Life is a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may include the IMSA logo and information about IMSA membership in its advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

                             PREPARING FOR YEAR 2000

      Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the year 2000 from the year 1900. Like all financial services providers, we utilize computer systems that may be effected by Year 2000 transition issues. We also rely on service providers, including the Funds, that also may be affected. We have developed, and are in the process of implementing, a Year 2000 transition plan, and are confirming that our service providers are also so engaged. The resources that are being devoted to this effort are substantial. It is difficult to predict with precision whether the amount of resources ultimately devoted, or the outcome of these efforts, will have any negative impact on us. However, as of the date of this prospectus, it is not anticipated that you will experience negative effects on your investment, or on the services provided in connection with your Policy, as a result of Year 2000 transition implementation. We currently anticipate that our computer systems will be Year 2000 compliant on or about June 30, 1999, but there can be no assurance that we will be successful, or that interaction with other service providers will not impair our services at that time.

                                     EXPERTS

      The Financial Statements listed on Page F-1 have been included in this Prospectus, in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing.

      Actuarial matters included in the Prospectus have been examined by Elizabeth H. MacGowan, F.S.A. MAAA, Associate Actuary - Product Development of National Life.


                                  LEGAL MATTERS


      Sutherland, Asbill & Brennan LLP of Washington, D.C. has provided advice on legal matters relating to certain aspects of Federal securities law applicable to the issue and sale of the Policies. Matters of Vermont law pertaining to the Policies, including National Life's right to issue the Policies and its qualification to do so under applicable laws and regulations issued thereunder, have been passed upon by Michele S. Gatto, Senior Vice President and General Counsel of National Life.

      The Variable Account is not a party to any litigation. There are no material legal proceedings involving National Life which are likely to have a material adverse effect upon the Variable Account or upon the ability of National Life to meet its obligations under the Policies. ESI is not engaged in any litigation of any material nature.

      In recent years life insurance companies have been named as defendants in class action lawsuits relating to life insurance pricing and sales practices. During 1998, National Life settled a group of class action lawsuits of this nature. While the ultimate cost of the settlement is not yet known, National Life set aside a reserve during 1998 of approximately $40.6 million to account for the cost of the settlement of these cases.

      National Life is also party to ordinary routine litigation incidental to the business, none of which is expected to have a material adverse effect upon its ability to meet its obligations under the Policies.


                              FINANCIAL STATEMENTS


      The financial statements of National Life and of the relevant Subaccounts of the Variable Account appear on the following pages. The financial statements of National Life should be distinguished from the financial statements of the Variable Account and should be considered only as bearing upon National Life's ability to meet its obligations under the Policies.

                                            GLOSSARY


ACCUMULATED VALUE                   The sum of the Policy's values in the
                                    Variable Account and the Fixed Account.

ADDITIONAL COVERAGE                 One of the two types of coverage of which
                                    the Face Amount is comprised, which is
                                    provided by the Additional Protection
                                    Benefit Rider; the other type of coverage is Basic Coverage.

ADDITIONAL PROTECTION BENEFIT
RIDER A benefit that may be included in the Policy at your option, which provides Additional Coverage.

ATTAINED AGE                        The Issue Age of the Insured plus the number
                                    of full Policy Years which have passed since the Date of Issue.

BASIC COVERAGE                      One of the two types of coverage of which
                                    the Face Amount is comprised; the other type is Additional Coverage, provided by the Additional Protection Benefit Rider.

BENEFICIARY                         The person(s) or entity(ies) designated to
                                    receive all or some of the Death Benefit on the death of the last to die of the two
                                    Insureds. You designate the Beneficiary in the application. If you subsequently change
                                    Beneficiaries, then the Beneficiary is as shown in the latest change filed with us.
                                    The interest of any Beneficiary who dies before the last to die of the two Insureds shall vest in you unless otherwise stated.

CASH SURRENDER VALUE                The Accumulated Value minus any applicable
                                    Surrender Charge, and minus any outstanding
                                    Policy loans and accrued interest on such loans.

COLLATERAL                          The portion of the Accumulated Value in the
                                    Fixed Account which secures the amount of any Policy loan.

CODE                                The Internal Revenue Code of 1986, as
                                    amended.

CUMULATIVE GUARANTEE PREMIUM        The sum of the Monthly Guarantee Premiums in
                                    effect on each Monthly Policy Date since the Date of Issue (including the current month), plus all Withdrawals and outstanding Policy loans and accrued interest.

CUMULATIVE MINIMUM MONTHLY
PREMIUM The sum of the Minimum Monthly Premiums in effect on each Monthly Policy Date since the Date of Issue (including the current month), plus all Withdrawals and outstanding Policy loans and accrued interest.


DAC TAX A tax attributable to Specified Policy Acquisition Expenses under Section 848 of the Code.

DATE OF ISSUE                       The date on which the Policy is issued,
                                    which is set forth in the Policy. It is used to determine Policy Years, Policy Months and
                                    Monthly Policy Dates, as well as to measure suicide and contestable periods.

DEATH BENEFIT                       The Policy's Unadjusted Death Benefit, plus
                                    any dividends payable, plus any relevant additional benefits provided by a supplementary benefit Rider, less any outstanding Policy loan and accrued interest, and less any unpaid Monthly
                                    Deductions.

DURATION The number of full years the insurance has been in force; for the Initial Face Amount, measured from the Date of Issue; for any increase in Face Amount, measured from the effective date of such increase.

FACE AMOUNT                         The Initial Face Amount plus any increases
                                    in Face Amount and minus any decreases in Face Amount. The Face Amount is the sum of the Basic Coverage and the Additional
                                    Coverage.

FIXED ACCOUNT                       The account which holds the assets of
                                    National Life which are available to support its insurance and annuity obligations.

GRACE PERIOD                        A 61-day period measured from the date on
                                    which we send a notice of pending lapse, during which the Policy will not lapse and insurance coverage continues. To prevent lapse, you must during the Grace Period make a premium payment equal to the sum of any amount by which the past Monthly Deductions have been in excess of Cash Surrender Value, plus three times the Monthly Deduction due the date the Grace Period began.

GUARANTEED DEATH BENEFIT RIDER      An optional Rider that will guarantee that
                                    the Policy will not lapse, either, prior to the end of the year that the younger Insured attains Age 80, or for the entire lifetimes of the Insureds, whichever you elect, regardless of investment performance, if the Cumulative Guarantee Premium has been paid as of each Monthly Policy Date.

HOME OFFICE                         National Life's Home Office at National Life
                                    Drive, Montpelier, Vermont 05604.

INITIAL FACE AMOUNT                 The Face Amount of the Policy on the Date of
                                    Issue. The Face Amount may be increased or decreased after the first Policy Year.

INSUREDS The two persons upon whose lives the Policy is issued.

ISSUE AGE                           The age of an Insured at his or her birthday
                                    nearest the Date of Issue. The Issue Ages of the two Insureds are stated in the Policy.

JOINT AGE                           The age assigned to the Policy, based on
                                    characteristics of the two Insureds, used in the calculation of the Target Premium and the Surrender Charge. The Joint Age is set forth in the Policy, and is discussed in Appendix B of this Prospectus.

MINIMUM BASIC COVERAGE AMOUNT       The Minimum Basic Coverage Amount is
                                    $100,000.

MINIMUM INITIAL PREMIUM             The minimum premium required to issue a
                                    Policy. It is equal to two times the Minimum
                                    Monthly Premium, or if the Guaranteed Death
                                    Benefit Rider applies to the Policy, two times the Monthly Guarantee Premium.

MINIMUM MONTHLY PREMIUM             The monthly premium which, if paid, will
                                    guarantee that the Policy will stay in force during the first five Policy Years. This amount, which includes any substandard charges and any applicable Rider charges, is determined separately for each Policy, based on the requested Initial Face Amount, and the Issue Ages, sexes and Rate Classes of the two Insureds. This premium is stated in the Policy, and will be restated upon changes in coverage.

MONTHLY ADMINISTRATIVE CHARGE       A charge included in the Monthly Deduction,
                                    which is intended to reimburse us for
                                    ordinary administrative expenses and
                                    distribution expenses.

MONTHLY DEDUCTION                   The amount deducted from the Accumulated
                                    Value on each Monthly Policy Date. It
                                    includes the Variable Account Charge, the Monthly Administrative Charge, the Cost of
                                    Insurance Charge, and the monthly cost of any benefits provided by Riders.

MONTHLY GUARANTEE PREMIUM           The monthly premium level which will keep
                                    the Guaranteed Death Benefit Rider in force.
                                    If the Guaranteed Death Benefit Rider
                                    applies only until the younger Insured's
                                    Attained Age 81, then the Monthly Guarantee
                                    Premium will be less than if you elect to have the Guaranteed Death Benefit Rider apply for the entire lifetimes of the two
                                    Insureds. If the Guaranteed Death Benefit
                                    Rider applies to a Policy, the Monthly
                                    Guarantee Premium will be stated in the
                                    Policy.

MONTHLY POLICY DATE                 The day in each calendar month which is the
                                    same day of the month as the Date of Issue, or the last day of any month having no such date, except that whenever the Monthly
                                    Policy Date would otherwise fall on a date other than a Valuation Day, the Monthly
                                    Policy Date will be deemed to be the next
                                    Valuation Day.

NET AMOUNT AT RISK                  The amount by which the Unadjusted Death
                                    Benefit exceeds the Accumulated Value.

NET PREMIUM                         The remainder of a premium after the
                                    deduction of the Premium Expense Charge.

OWNER The person(s) or entity(ies) entitled to exercise the rights granted in the Policy.

PLANNED PERIODIC PREMIUM            The premium amount which you plan to pay at
                                    the frequency selected. You may request a reminder notice and may change the amount of the Planned Periodic Premium. You are not required to pay the designated amount.

POLICY ANNIVERSARY                  The same day and month as the Date of Issue
                                    in each later year.

POLICY YEAR                         A year that starts on the Date of Issue or
                                    on a Policy Anniversary.

PREMIUM EXPENSE CHARGE              A charge deducted from each premium payment
                                    which has two parts: one to cover the cost of state and local premium taxes, and the federal DAC Tax, and the other to cover distribution expenses incurred in connection with the Policies.

RATE CLASS                          The classification of an Insured for cost of
                                    insurance purposes. The Rate Classes are:
                                    preferred nonsmoker; nonsmoker; preferred smoker; smoker; substandard and uninsurable.

RIDERS Optional benefits that you may elect to add to the Policy at an additional cost.

SURRENDER CHARGE                    The amount deducted from the Accumulated
                                    Value of the Policy upon lapse or surrender during the first 10 Policy Years or 10 years following an increase in Basic Coverage. The
                                    Surrender Charge is shown in the Policy and is discussed in Appendix B to this Prospectus.

TARGET PREMIUM                      The premium used in the determination of the
                                    amount of the Premium Expense Charge. This amount is shown in each Policy and is discussed in Appendix B to this Prospectus.

UNADJUSTED DEATH BENEFIT            Under Option A, the greater of the Face
                                    Amount or the applicable percentage of the Accumulated Value; under Option B, the greater of the Face Amount plus the Accumulated Value, or the applicable percentage of the Accumulated Value. The
                                    Death Benefit Option is selected at time of application but may be later changed.

VALUATION DAY                       Each day that the New York Stock Exchange is
                                    open for business other than the day after Thanksgiving and any day on which trading is restricted by directive of the Securities and Exchange Commission. Unless otherwise indicated, whenever under a Policy an event occurs or a transaction is to be effected on a day that is not a Valuation Date, it will be deemed to have occurred on the next
                                    Valuation Date.

VALUATION PERIOD                    The time between two successive Valuation
                                    Days. Each Valuation Period includes a
                                    Valuation Day and any non-Valuation Day or consecutive non-Valuation Days immediately preceding it.

WITHDRAWAL                          A payment made at your request pursuant to
                                    the right in the Policy to withdraw a
                                    portion of the Cash Surrender Value of the Policy. The Withdrawal Charge will be deducted from the Withdrawal Amount.

                                   APPENDIX A

  ILLUSTRATION OF DEATH BENEFITS, ACCUMULATED VALUES AND CASH SURRENDER VALUES

      The following tables illustrate how the Death Benefits, Accumulated Values and Cash Surrender Values of a Policy may change with the investment experience of the Variable Account. The tables show how the Death Benefits, Accumulated Values and Cash Surrender Values of a Policy issued to two Insureds of given age, sex and Rate Class would vary over time if the investment return on the assets held in each Portfolio of each of the Funds were a uniform, gross, annual rate of 0%, 6% and 12%.

      The tables on Pages A-2 to A-7 illustrate a Policy issued with the Insureds being a male age 55 and a female age 50, each in the Preferred Nonsmoker Rate Class with a Face Amount of $1,000,000 and Planned Periodic Premiums of $10,000 paid at the beginning of each Policy Year. Both Death Benefit Option A and Death Benefit Option B, are illustrated. The Death Benefits, Accumulated Values and Cash Surrender Values would be lower if either or both of the Insureds were in a nonsmoker, preferred smoker, smoker, substandard or uninsurable class since the cost of insurance charges are higher for these classes. Also, the values would be different from those shown if the gross annual investment returns averaged 0%, 6% and 12% over a period of years, but fluctuated above and below those averages for individual Policy Years.

      The second column of the tables show the amount to which the premiums would accumulate if an amount equal to those premiums were invested to earn interest, after taxes, at 5% compounded annually. The columns shown under the heading "Guaranteed" assume that throughout the life of the policy, the monthly Cost of Insurance Charge, the Premium Expense Charge, the Variable Account Charge, and the Monthly Administrative Charge are charged at the maximum level. The columns under the heading "Current" assume that throughout the life of the Policy, the monthly charge for the cost of insurance is based on the current cost of insurance rates and that the Premium Expense Charge, the Variable Account Charge and the Monthly Administrative Charges are assessed at current levels.

      The amounts shown in all tables reflect an averaging of certain other asset charges described below that may be assessed under the Policy, depending upon how premiums are allocated. The total of these other asset charges reflected in the Current and Guaranteed illustrations, is %. This total charge is based on an assumption that you allocate the Policy values equally among the Subaccounts of the Variable Account.

      These other asset charges reflect an investment advisory fee of %, which represents an average of the fees incurred by the Portfolios during 1998 and expenses of %, which is based on an average of the actual expenses incurred by the Portfolios during 1998. This total is based on the assumption that you allocate the Policy value equally among the Subaccounts of the Variable Account. These asset charges take into account expense reimbursement arrangements expected to be in place for 19999 for some of the Portfolios. In the absence of the reimbursement arrangements for some of the Portfolios, the other asset charges would have totalled an average of %. If the reimbursement arrangements were discontinued, the Accumulated Values and Cash Surrender Values of a Policy which allocates Accumulated Value equally among the Subaccounts would be lower than those shown in the following tables. For information on Fund expenses, see the prospectuses for the Funds accompanying this prospectus.

      The tables also reflect the fact that no charges for Federal or state income taxes are currently made against the Variable Accounts. If such a charge is made in the future, it would take a higher gross annual rate of return to produce the same Policy values.

      The tables illustrate the Policy values that would result based upon the hypothetical investment rates of return if premiums are paid and allocated as indicated, no amounts are allocated to the Fixed Account, and no Policy loans are made. The tables are also based on the assumption that you have not requested an increase or decrease in the Face Amount, that no Withdrawals have been made and no transfers have been made in any Policy Year, and that no Riders have been purchased.

      Upon request, we will provide a comparable illustration based upon the proposed Insureds' Ages and Rate Classes, the Death Benefit Option, Face Amount, Planned Periodic Premiums and Riders requested.

                                  NATIONAL LIFE
   SENTINEL ESTATE PROVIDER LAST SURVIVOR FLEXIBLE PREMIUM ADJUSTABLE VARIABLE
                                 LIFE INSURANCE

                             $1,000,000 FACE AMOUNT
                 MALE INSURED ISSUE AGE 55, PREFERRED NONSMOKER
                FEMALE INSURED ISSUE AGE 50, PREFERRED NONSMOKER
               DEATH BENEFIT OPTION A       ANNUAL PREMIUM $10,000

              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 0%
           (NET ANNUAL RATE OF RETURN OF     % FOR GUARANTEED CHARGES,
             NET ANNUAL RATE OF RETURN OF     % FOR CURRENT CHARGES)

                                                  Guaranteed                                       Current
               Premiums         -----------------------------------------        -----------------------------------------
End of         Accumulated      Accum-            Cash                           Accum-            Cash
Policy         at 5% Int.       ulated            Surrender        Death         ulated            Surrender      Death
Year           Per Year         Value             Value            Benefit       Value             Value          Benefit
----           --------         -----             -----            -------       -----             -----          --------
1
2
3
4
5

6
7
8
9
10

11
12
13
14
15

16
17
18
19
20
25
30

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                                  NATIONAL LIFE
   SENTINEL ESTATE PROVIDER LAST SURVIVOR FLEXIBLE PREMIUM ADJUSTABLE VARIABLE
                                 LIFE INSURANCE

                             $1,000,000 FACE AMOUNT
                 MALE INSURED ISSUE AGE 55, PREFERRED NONSMOKER
                FEMALE INSURED ISSUE AGE 50, PREFERRED NONSMOKER
               DEATH BENEFIT OPTION A       ANNUAL PREMIUM $10,000

              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 6%
            (NET ANNUAL RATE OF RETURN OF   % FOR GUARANTEED CHARGES,
              NET ANNUAL RATE OF RETURN OF   % FOR CURRENT CHARGES)

                                                  Guaranteed                                       Current
               Premiums         -----------------------------------------        -----------------------------------------
End of         Accumulated      Accum-            Cash                           Accum-            Cash
Policy         at 5% Int.       ulated            Surrender        Death         ulated            Surrender      Death
Year           Per Year         Value             Value            Benefit       Value             Value          Benefit
----           --------         -----             -----            -------       -----             -----          --------
1
2
3
4
5

6
7
8
9
10

11
12
13
14
15

16
17
18
19
20
25
30

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                                  NATIONAL LIFE
   SENTINEL ESTATE PROVIDER LAST SURVIVOR FLEXIBLE PREMIUM ADJUSTABLE VARIABLE
                                 LIFE INSURANCE

                             $1,000,000 FACE AMOUNT
                 MALE INSURED ISSUE AGE 55, PREFERRED NONSMOKER
                FEMALE INSURED ISSUE AGE 50, PREFERRED NONSMOKER
              DEATH BENEFIT OPTION A       ANNUAL PREMIUM $10,000

              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 12%
            (NET ANNUAL RATE OF RETURN OF   % FOR GUARANTEED CHARGES,
              NET ANNUAL RATE OF RETURN OF   % FOR CURRENT CHARGES)

                                                  Guaranteed                                       Current
               Premiums         -----------------------------------------        -----------------------------------------
End of         Accumulated      Accum-            Cash                           Accum-            Cash
Policy         at 5% Int.       ulated            Surrender        Death         ulated            Surrender      Death
Year           Per Year         Value             Value            Benefit       Value             Value          Benefit
----           --------         -----             -----            -------       -----             -----          --------
1
2
3
4
5

6
7
8
9
10

11
12
13
14
15

16
17
18
19
20
25
30

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                                  NATIONAL LIFE
   SENTINEL ESTATE PROVIDER LAST SURVIVOR FLEXIBLE PREMIUM ADJUSTABLE VARIABLE
                                 LIFE INSURANCE

                             $1,000,000 FACE AMOUNT
                 MALE INSURED ISSUE AGE 55, PREFERRED NONSMOKER
                FEMALE INSURED ISSUE AGE 50, PREFERRED NONSMOKER
              DEATH BENEFIT OPTION B       ANNUAL PREMIUM $10,000

              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 0%
            (NET ANNUAL RATE OF RETURN OF   % FOR GUARANTEED CHARGES,
              NET ANNUAL RATE OF RETURN OF   % FOR CURRENT CHARGES)

                                                  Guaranteed                                       Current
               Premiums         -----------------------------------------        -----------------------------------------
End of         Accumulated      Accum-            Cash                           Accum-            Cash
Policy         at 5% Int.       ulated            Surrender        Death         ulated            Surrender      Death
Year           Per Year         Value             Value            Benefit       Value             Value          Benefit
----           --------         -----             -----            -------       -----             -----          --------
1
2
3
4
5

6
7
8
9
10

11
12
13
14
15

16
17
18
19
20
25
30

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                                  NATIONAL LIFE
   SENTINEL ESTATE PROVIDER LAST SURVIVOR FLEXIBLE PREMIUM ADJUSTABLE VARIABLE
                                 LIFE INSURANCE

                             $1,000,000 FACE AMOUNT
                 MALE INSURED ISSUE AGE 55, PREFERRED NONSMOKER
                FEMALE INSURED ISSUE AGE 50, PREFERRED NONSMOKER
              DEATH BENEFIT OPTION B       ANNUAL PREMIUM $10,000

              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 6%
           (NET ANNUAL RATE OF RETURN OF    % FOR GUARANTEED CHARGES,
             NET ANNUAL RATE OF RETURN OF    % FOR CURRENT CHARGES)

                                                  Guaranteed                                       Current
               Premiums         -----------------------------------------        -----------------------------------------
End of         Accumulated      Accum-            Cash                           Accum-            Cash
Policy         at 5% Int.       ulated            Surrender        Death         ulated            Surrender      Death
Year           Per Year         Value             Value            Benefit       Value             Value          Benefit
----           --------         -----             -----            -------       -----             -----          --------
1
2
3
4
5

6
7
8
9
10

11
12
13
14
15

16
17
18
19
20
25
30

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                                  NATIONAL LIFE
   SENTINEL ESTATE PROVIDER LAST SURVIVOR FLEXIBLE PREMIUM ADJUSTABLE VARIABLE
                                 LIFE INSURANCE

                             $1,000,000 FACE AMOUNT
                 MALE INSURED ISSUE AGE 55, PREFERRED NONSMOKER
                FEMALE INSURED ISSUE AGE 50, PREFERRED NONSMOKER
              DEATH BENEFIT OPTION B       ANNUAL PREMIUM $10,000

              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 12%
            (NET ANNUAL RATE OF RETURN OF    % FOR GUARANTEED CHARGES,
              NET ANNUAL RATE OF RETURN OF    % FOR CURRENT CHARGES)

                                                  Guaranteed                                       Current
               Premiums         -----------------------------------------        -----------------------------------------
End of         Accumulated      Accum-            Cash                           Accum-            Cash
Policy         at 5% Int.       ulated            Surrender        Death         ulated            Surrender      Death
Year           Per Year         Value             Value            Benefit       Value             Value          Benefit
----           --------         -----             -----            -------       -----             -----          --------
1
2
3
4
5

6
7
8
9
10

11
12
13
14
15

16
17
18
19
20
25
30

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                                   APPENDIX B

                               JOINT AGE CALCULATION

To calculate Joint Age, the two insureds ages are converted to adjusted ages, the difference in the adjusted ages is converted to an add-on, and the add-on is added to the adjusted age of the younger insured.

Step 1:  Sex Adjustment
         Make the following adjustment to each insured's age based on sex:

            Male:            Subtract 0
            Female:          Subtract 5

Step 2:  Tobacco Adjustment
         Take the results from Step 1 and make the following adjustment to each insured's age based on tobacco use:

            Male Tobacco:           Add 3
            Female Tobacco:         Add 2

Step 3:  Substandard Rating Adjustment:
         Take the results from Step 2 and make the following adjustment to each insured's age based on substandard rating table:

            Table A     (125%)            Add 2
            Table B     (150%)            Add 4
            Table C     (175%)            Add 6
            Table D     (200%)            Add 8
            Table E     (225%)            Add 10
            Table F     (250%)            Add 12
            Table H     (300%)            Add 14
            Table J     (350%)            Add 15
            Table L     (400%)            Add 16
            Table P     (500%)            Add 19

         If the adjusted age exceeds 100, then cap the adjusted age at 100.

Step 4:  Uninsurables:

         An adjusted age of 100 will be used for all uninsurables.

Step 5:  Age Add-on:

         Take the difference of the adjusted ages and determine the add-on from the following table:

         0           0
         1-2         1
         3-4         2
         5-6         3
         7-9         4
         10-12       5
         13-15       6
         16-18       7
         19-23       8
         24-28       9
         29-34       10
         35-39       11
         40-44       12
         45-47       13
         48-50       14
         51-53       15
         54-56       16
         57-60       17
         61-64       18
         65-69       19
         70-75       20
         76-85       21

Step 6:  Joint Age:

         Add the add-on from Step 5 to the younger adjusted age to get the Joint Age.

                      Target Premiums and Surrender Charges
                   (Annual rates per $1000 of Basic Coverage)

The initial surrender charge is level for the number of years indicated below. Following this level period, the surrender charge decreases linearly by month until it is zero at the beginning of the 11th year.

                         Initial      Level                                      Initial      Level
    Joint    Target     Surrender    Period                 Joint    Target     Surrender    Period
     Age     Premium     Charge    (in years)                Age     Premium     Charge    (in years)
     ---     -------     ------    ----------                ---     -------     ------    ----------
 15 or less   2.40        2.40          5                    53      11.70       11.70          5
     16       2.50        2.50          5                    54      12.90       12.90          5
     17       2.60        2.60          5                    55      14.05       14.05          5
     18       2.65        2.65          5                    56      15.25       15.25          5
     19       2.75        2.75          5                    57      16.45       16.45          5
     20       2.80        2.80          5                    58      17.65       17.65          5
     21       2.90        2.90          5                    59      18.80       18.80          5
     22       3.00        3.00          5                    60      20.00       20.00          5
     23       3.10        3.10          5                    61      20.75       20.75          5
     24       3.20        3.20          5                    62      21.50       21.50          5
     25       3.30        3.30          5                    63      22.70       22.70          5
     26       3.35        3.35          5                    64      23.90       23.90          5
     27       3.45        3.45          5                    65      25.05       25.05          5
     28       3.60        3.60          5                    66      26.25       26.25          5
     29       3.70        3.70          5                    67      27.45       27.45          5
     30       3.80        3.80          5                    68      28.65       28.65          5
     31       3.90        3.90          5                    69      29.80       29.80          5
     32       4.00        4.00          5                    70      31.00       31.00          5
     33       4.15        4.15          5                    71      31.75       31.75          5
     34       4.30        4.30          5                    72      32.50       32.50          5
     35       4.50        4.50          5                    73      33.45       33.45          5
     36       4.70        4.70          5                    74      34.40       34.40          5
     37       4.85        4.85          5                    75      35.30       35.30          5
     38       5.05        5.05          5                    76      36.25       36.25          5
     39       5.30        5.30          5                    77      37.20       37.20          5
     40       5.50        5.50          5                    78      38.15       38.15          5
     41       5.65        5.65          5                    79      39.05       39.05          5
     42       5.80        5.80          5                    80      40.00       40.00          5
     43       6.35        6.35          5                    81      40.00       41.00          4
     44       6.85        6.85          5                    82      40.00       42.00          4
     45       7.40        7.40          5                    83      40.00       43.00          4
     46       7.90        7.90          5                    84      40.00       44.00          3
     47       8.45        8.45          5                    85      40.00       45.00          3
     48       8.95        8.95          5                    86      40.00       46.00          2
     49       9.50        9.50          5                    87      40.00       47.00          2
     50      10.00       10.00          5                    88      40.00       48.00          2
     51      10.25       10.25          5                    89      40.00       49.00          2
     52      10.50       10.50          5                    90      40.00       50.00          2

                                   Part II

                      CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents.

         The facing sheet.

         The prospectus consisting of __ pages.
         Undertaking to file reports.
         Rule 484 undertaking.
         Representation relating to fees and charges.
         The signatures.
         Written consents of the following persons:

                 (a) Michele S. Gatto, Senior Vice President & General Counsel


                 (b) Elizabeth H. MacGowan, F.S.A., M.A.A.A.7


                 (c) Sutherland, Asbill & Brennan LLP.7


                 (d) Pricewaterhouse Coopers LLP.7


         The following exhibits, corresponding to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

         1.
           A.

                 (1) Resolutions of the Board of Directors of National Life Insurance Company establishing the National Variable Life Insurance Account.2

                 (2)      Not Applicable.

                 (3)      (a)     Form of Distribution Agreement between
                                  National Life Insurance Company and Equity
                                  Services, Inc.4


                          (b)(1) Form of Equity Services, Inc. Branch Office Supervisor Contract.2


                          (b)(2) Form of Equity Services, Inc. Registered Representative Contract.2


                          (c)     Schedule of Sales Commissions.6

                 (4)      Not Applicable.

                 (5)      (a)     Specimen Sentinel Estate Provider Policy
                                  Form.6


                          (b)     Rider for Guaranteed Death Benefit.6


                          (c)     Rider for Additional Protection Benefit.6


                          (d)     Rider for Policy Split Option.6


                          (e)     Rider for Estate Preservation.6


                          (f)     Rider for Annually Renewable Term.6


                          (g)     Rider for Continuing Coverage.6


                          (h)     Rider for Enhanced Death Benefit.6


                          (i)     Rider for Automatic Increase.6


                 (6)      (a)     Charter documents of National Life Insurance
                                  Company.2


                          (b)     Bylaws of National Life Insurance Company.2

                 (7)      Not Applicable.


                 (8)      (a)     Participation Agreement by and among Market
                                  Street Fund, Inc., National Life Insurance
                                  Company and Equity Services, Inc.4



                          (a)(3) Form of Amendment No. 2 to Participation Agreement among Market Street Fund., Inc., National Life Insurance Company and Equity Services, Inc.6



                          (b) Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and Vermont Life Insurance Company (now National Life Insurance Company) dated August 1, 1989.3



                          (b)(2) Amendment No. 1 to Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and National Life Insurance Company.4



                          (b)(4) Form of Amendment No. 3 to Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation and National Life Insurance Company.6



                          (c) Participation Agreement by and among National Life Insurance Company, Strong Variable Insurance Funds, Inc., Strong Special Fund II, Strong Capital Management, Inc. and Strong Funds Distributors, Inc.6



                          (d) Form of Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Vermont Life Insurance Company (now National Life Insurance Company) dated April 1, 1990.3



                          (d)(2) Form of Amendment No 1. to Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation, and National Life Insurance Company (as successor to Vermont Life Insurance Company)5



                          (d)(3) Form of Amendment No. 2 to Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and National Life Insurance Company (as successor to Vermont Life Insurance Company)6



                          (e) Form of Participation Agreement among National Life Insurance Company, American Century Investment Management, Inc.6



                          (f) Form of Participation Agreement among National Life Insurance Company, Neuberger & Berman Advisers Managers Trust.6



                          (g) Form of Participation Agreement among National Life Insurance Company, J. P. Morgan Series Trust II.6



                          (h) Form of Participation Agreement among National Life Insurance Company, Goldman Sachs Variable Insurance Trust.6

                 (9)      Not Applicable.


                 (10)     Sentinel Estate Provider Application Form.



                 (11) Memorandum describing issuance, transfer and redemption procedures.6



         2. Opinion and Consent of Michele S. Gatto, Senior Vice President & General Counsel, as to the legality of the securities being offered.


         3.      Not Applicable.
         4.      Not Applicable.
         5.      Not Applicable.


         6. Opinion and Consent of Elizabeth H. MacGowan, F.S.A., M.A.A.A., as to actuarial matters pertaining to the securities being registered.7



         7.      (a)      Consent of PricewaterhouseCoopers LLP.7


                 (b)      Consent of Sutherland, Asbill & Brennan LLP. 7

         8.      Powers of Attorney for Directors.1



------------------

1 Incorporated herein by reference to Registration Statement on Form S-6 (File No. 333-44723) for National Variable Life Insurance Account (Sent. Estate Provider) filed January 22, 1998, Accession No. 00009501 33-98-000165.


2 Incorporated herein by reference to the Pre-Effective Amendment No. 2 to the Form S-6 Registration Statement (File No. 333-67003) for National Variable Life Insurance Account (COLI) filed on February 11, 1999.


3 Incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-19583) for National Variable Annuity Account II (Sent. Adv.) filed February 25, 1999.


4 Incorporated herein by reference to Post Effective Amendment No. 1 to S-6 Registration Statement File No. 33-91938 for National Variable Life Insurance Account (VariTrak) filed March 12, 1996, Accession Number 0000950133-96-000202.




5 Incorporated herein by reference to Post Effective Amendment No. 2 to the Form S-6 Registration Statement (File No. 33-91938) for National Variable Life Insurance Account (VariTrak) filed April 30, 1997 (Accession Number 000.950133-97-001551).


6 Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement (File No. 333-44723) for National Variable Life Insurance Account (Sent. Estate. Provider), filed April 16, 1998



7        To be filed by Amendment

                                   SIGNATURES



         Pursuant to the requirements of the Securities Act of 1933, the Registrant, National Variable Life Insurance Account, has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Montpelier and the State of Vermont, on the 26th day of February, 1999.


                                  NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
                                               (Registrant)

                                  By: NATIONAL LIFE INSURANCE COMPANY




Attest: /s/ Christine M. Bilbrey       By: /s/ PATRICK E. WELCH
       --------------------------     -----------------------------
         Christine M. Bilbrey             Patrick E. Welch
         Assistant Secretary             Chairman of the Board and
                                         Chief Executive Officer

                                   SIGNATURES


        Pursuant to the requirements of the Securities Act of 1933, National Life Insurance Company has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal fixed and attested, in the City of Montpelier and the State of Vermont, on the 26th day of February, 1999.


                                  NATIONAL LIFE INSURANCE COMPANY
(SEAL)                                      (Depositor)



Attest: /s/ Christine M. Bilbrey       By: /s/ PATRICK E. WELCH
       ---------------------         -----------------------------
         Christine M. Bilbrey                Patrick E. Welch
         Assistant Secretary                 Chairman of the Board and
                                             Chief Executive Officer




         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 Registration Statement has been signed below by the following persons in the capacities indicated on the date(s) set forth below.



Signature                                          Title                             Date
---------                                          -----                             ----



/s/ PATRICK E. WELCH                       Chairman of the Board and
------------------------                   and Chief Executive Officer                 2/26  , 1999
Patrick E. Welch




/s/ THOMAS H. MACLEAY                      President, Chief Operating
------------------------                   Officer and Director                        2/26  , 1999
Thomas H. MacLeay



/s/ William A. Smith                       Executive Vice President
------------------------                   Chief Financial Officer                     2/26  , 1999
William A. Smith



Robert E. Boardman*                        Director
------------------                                                                     2/26  , 1999
Robert E. Boardman

Earle H. Harbison, Jr.*                    Director                                    2/26   , 1999
----------------------
Earle H. Harbison, Jr.

A. Gary Shilling*                          Director                                    2/26   , 1999
----------------
A. Gary Shilling

*By /s/ PATRICK E. WELCH                                                   Date:   2/26  , 1999
   --------------------------
        Patrick E. Welch
        Pursuant to Power of Attorney

                 (2) Opinion and Consent of Michele S. Gatto, Senior Vice President & General Counsel.